Exhibit 99.3

NO. 14CI004682	JEFFERSON CIRCUIT COURT
DIVISION TEN (10) JUDGE________________ JEFFERSON CIRCUIT COURT DIVISION TEN (10)

PHARMERICA CORPORATION	PLAINTIFF

v.

AMERISOURCEBERGEN DRUG CORPORATION	DEFENDANT

Serve: CT Corporation System 306 W. Main Street Suite 512 Frankfort, KY 40601

VERIFIED COMPLAINT
Plaintiff, PharMerica Corporation ("PharMerica"), brings this action for breach of contract and a declaration of its rights under Prime Vendor Agreements between PharMerica and its subsidiary, BGS Pharmacy Holding Company, Inc. ("BGS"), and Defendant, AmerisourceBergen Drug Corporation ("Amerisource").  Amerisource has failed to timely pay PharMerica a rebate owed under the terms of the Agreement, and therefore is in breach of its contractual obligations to PharMerica and has repudiated its duty to pay the rebate in the future.  Amerisource has also breached its contractual obligation to sell BGS products at the prices set forth in the Prime Vendor Agreement.  In support of its claims, PharMerica states as follows:

THE PARTIES
1.            Plaintiff, PharMerica, owns and operates long term care pharmacies throughout the United States.  PharMerica is a Delaware corporation with its principal place of business in Louisville, Kentucky.

2.            Defendant, Amerisource, supplies PharMerica's pharmacies with various products, including name-brand and generic prescription drugs, over-the-counter drugs, home healthcare and durable medical equipment, and health and beauty care items.  Upon information and belief, Amerisource is a Delaware corporation with its principal place of business in Chesterbrook, Pennsylvania.

JURISDICTION AND VENUE
3.            This Court has jurisdiction over this case because the amount in controversy is greater than $5,000.  This Court also has jurisdiction over this case pursuant to Kentucky's Declaratory Judgment Act, KRS 418.040 et seq., because an actual controversy exists, as alleged herein, between PharMerica and Amerisource.

4.            Venue is proper in this Court pursuant to KRS 452.450.

5.            This Court has personal jurisdiction over Amerisource pursuant to KRS 454.210(2)(a).

FACTUAL BACKGROUND

The PharMerica/Amerisource Prime Vendor Agreement.

6.            On or about January 1, 2011, PharMerica and Amerisource entered into an Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies.   A true and correct redacted copy of this Prime Vendor Agreement is attached as Exhibit A.

7.            On or about January 1, 2013, PharMerica and Amerisource entered into a First Amendment to the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies.  A true and correct redacted copy of this Amendment is attached as Exhibit B. 1  The Prime Vendor Agreement, as amended, is hereafter referred to as the "PharMerica PVA."
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8.            The PharMerica PVA generally requires PharMerica to purchase certain minimum percentages of prescription drugs for its pharmacies from Amerisource.  In exchange, Amerisource has agreed to sell products to PharMerica according to the price terms and schedules set forth in the PharMerica PVA.  See Ex. B, at p. 1, ¶ 2(B).

9.            Among other things, the PharMerica PVA requires Amerisource to pay PharMerica a rebate based on a "competitive benchmark" (the "Rebate") if certain conditions are not met by Amerisource.  Specifically, if the amount PharMerica pays Amerisource for generic prescription drugs in the calendar quarter does not equal a particular percentage of an agreed-upon "competitive benchmark" price, then Amerisource must credit PharMerica the difference within an agreed-upon period of time.  Id. at p. 4, ¶ 8(4).

10.         The purchasing requirements and pricing terms set forth in the PharMerica PVA apply to all of PharMerica's "Facilities."  Id. at p. 1, ¶ 2(B).

11.         "Facilities," as defined in the PharMerica PVA, includes (a) each long term care pharmacy owned by PharMerica as of January 1, 2013; and (b) any other long term care pharmacy in the United States acquired, controlled, or operated by PharMerica during the PharMerica PVA's term, provided the newly acquired pharmacy satisfies Amerisource's credit approval policies.  Id. at p. 6, ¶ 14.

1 Exhibits A and B have been redacted pursuant to the confidentiality provisions in Exhibit 3 to the Amended and Restated Prime Vendor Agreement and p. 5, Paragraph 13, of the First Amendment to the Amended and Restated Prime Vendor Agreement.  Un-redacted copies of these Agreements are being tendered to the Court under seal.
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12.         Thus, any time PharMerica acquires a new long term care pharmacy, that pharmacy becomes a "Facility" entitled to purchase products from Amerisource at the prices set forth in the PharMerica PVA.

13.          The only time a newly acquired long term care pharmacy does not immediately become a "Facility" under the PharMerica PVA is if the pharmacy already has an existing agreement in place with "another distributor" – i.e., a distributor other than Amerisource.  See id.  In that situation, the newly acquired pharmacy becomes a "Facility" as soon as (a) its existing agreement expires or (b) the pharmacy may terminate the agreement according to its terms without breaching the existing agreement or incurring a termination penalty.  Id.  These conditions, however, do not apply where the newly acquired pharmacy already has a contract with Amerisource.

PharMerica Acquires BGS, Which Also Has A Prime Vendor Agreement With Amerisource.

14.          On or about December 31, 2013, PharMerica and a wholly-owned subsidiary acquired BGS Pharmacy Holding Company, Inc., and its subsidiaries (collectively, "BGS").  BGS, like PharMerica, owns and operates long term care pharmacies.

15.         At the time of the acquisition, BGS had an existing Prime Vendor Agreement in place with Amerisource (the "BGS PVA").  The BGS PVA had many terms generally similar to PharMerica's PVA.  However, with respect to medication prices, the terms of the BGS PVA were more favorable to Amerisource than those in the PharMerica PVA.  A true and correct redacted copy of the BGS PVA is attached as Exhibit C.2

2 Like Exhibits A and B, Exhibit C is also governed by a confidentiality clause.  An un-redacted version of Exhibit C has been filed under seal with the Court.
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16.         Paragraph 6 of the BGS PVA states that the BGS PVA's term runs through October 31, 2016.  Thereafter, the BGS PVA's term extends on a month-to-month basis until either party gives 90 days' written notice of intent to terminate.  Ex. C, at 2.

17.         Prior to its acquisition of BGS, PharMerica notified Amerisource that PharMerica was acquiring BGS and requested that Amerisource shift all drug purchases made under the BGS PVA to the PharMerica PVA.  Amerisource refused to do so.

18.         Instead, Amerisource demanded that PharMerica pay a $340,000.00 termination fee, as well as lost profits for the duration of the BGS PVA's term, in exchange for BGS being added to the PharMerica PVA.  PharMerica would not agree to Amerisource's demand.

19.         Because of Amerisource's refusal to allow PharMerica to add BGS as a "Facility" under the PharMerica PVA, Amerisource has continued to charge BGS the rates set forth in the BGS PVA for BGS purchases.  As a result, PharMerica has been prevented from realizing the negotiated benefits of the PharMerica PVA.

Amerisource Repudiates Its Obligation To Pay The Rebate To PharMerica.
20.         The PharMerica PVA requires Amerisource to pay the Rebate set forth in ¶ 9, supra, at certain agreed-upon times.
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21.         One such Rebate payment, in excess of $8 million, was due on or before September 3, 2014.

22.         To date, Amerisource has not remitted this payment to PharMerica.

23.         Furthermore, Amerisource has informed PharMerica that it will not pay the Rebate in the future, and has thus repudiated its obligation under the PharMerica PVA.

24.         Amerisource's breaches as described herein entitle PharMerica to damages, including the amount of the Rebate currently due and owing, any and all future Rebate payments due and owing under the terms of the PharMerica PVA, and PharMerica's reasonable attorneys' fees from Amerisource if PharMerica prevails in this action.  See Ex. A at p. 12, ¶ 9.4.

COUNT I
(Breach of Contract – Failure to Pay Rebate and
Repudiation of Agreement)
25.         PharMerica restates and realleges all prior allegations in its Verified Complaint as though fully set forth herein.

26.         Pursuant to the PharMerica PVA, Amerisource must pay PharMerica the Rebate at certain agreed-upon times.

27.         A Rebate payment was due on or before September 3, 2014.

28.         Amerisource has not paid PharMerica the Rebate owed.

29.         Amerisource has also informed PharMerica that it will not remit any future Rebate payments owed under the terms of the PharMerica PVA.

30.         Amerisource is in breach of its contractual obligations under the PharMerica PVA, both due to its failure to pay the Rebate due on September 3, 2014 and its stated refusal to make any such Rebate payments in the future.
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31.         PharMerica has complied with all terms and conditions of the PharMerica PVA.

32.         PharMerica has been damaged as a result of Amerisource's breach.

COUNT II
(Declaratory Judgment – Rebate)

33.         PharMerica restates and realleges all prior allegations in its Verified Complaint as though fully set forth herein.

34.         Amerisource has stated that it will not pay current owing or future Rebates owed to PharMerica, despite the clearly stated terms of the PharMerica PVA.

35.         An actual controversy exists between the parties which requires the Court to make a binding declaration that Amerisource must pay the Rebate to PharMerica as set forth in the PharMerica PVA, and that Amerisource must comply with any and all other pricing terms set forth in the PharMerica PVA.

COUNT III
(Breach of Contract – BGS)

36.         PharMerica restates and realleges all prior allegations in its Verified Complaint as though fully set forth herein.

37.         The pricing terms for products provided by Amerisource are higher under the BGS PVA than provided for under the PharMerica PVA.

38.         Beginning January 1, 2014 Amerisource has refused to treat BGS pharmacies as "Facilities" under the PharMerica PVA, thereby breaching the terms of the PharMerica PVA.  See Ex. B, at p. 1, ¶ 2(B) and p. 6, ¶ 14.

39.         As a result, PharMerica has been required to pay higher prices for products ordered by its BGS pharmacies than required under the applicable PharMerica PVA.
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40.         PharMerica has demanded that effective January 1, 2014 Amerisource shift all product purchases for BGS long term care pharmacies to the PharMerica PVA but Amerisource has refused.

41.         Amerisource is in breach of its contractual obligations under the PharMerica PVA.

42.         PharMerica has complied with all terms and conditions of the PharMerica PVA and the BGS PVA.

43.         PharMerica has been damaged by Amerisource's refusal to convert the BGS pharmacies.

COUNT IV
(Declaratory Judgment – BGS)

44.         PharMerica restates and realleges all prior allegations in its Verified Complaint as though fully set forth herein.

45.         Under the terms of the PharMerica PVA, any long term care pharmacy PharMerica acquires converts to a "Facility" entitled to purchase products from Amerisource at the prices set forth in the PharMerica PVA.

46.         The only time a newly acquired pharmacy does not become a "Facility" under the PharMerica PVA is when that pharmacy already has an existing agreement with "another distributor."

47.         The term "another distributor" refers to a distributor other than Amerisource.

48.         At the time PharMerica acquired BGS, BGS did not have an existing agreement with "another distributor."  Therefore, Amerisource is required to immediately convert each BGS pharmacy to a "Facility" under the PharMerica PVA.  Amerisource, however, has refused to convert the BGS pharmacies to the PharMerica PVA, and has forced PharMerica to continue to pay for products purchased by BGS at the higher rates set forth in the BGS PVA.
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49.         Amerisource has taken the position that in order to add BGS as a "Facility," PharMerica must terminate the BGS PVA and pay a termination fee and lost profits for the duration of the BGS PVA's term.  This position directly contradicts the clear terms of the PharMerica PVA, which immediately converts acquired pharmacies into "Facilities" unless they have existing agreements with "another distributor" – i.e., a distributor other than Amerisource.

50.         An actual controversy exists between the parties which requires the Court to make a binding declaration that effective January 1, 2014 Amerisource must convert each BGS long term care pharmacy to the PharMerica PVA and that PharMerica does not have to pay any termination fee, pay Amerisource any claimed lost profits, or take any other action for BGS to be considered a "Facility" under the PharMerica PVA.

COUNT V
(No Breach by PharMerica)

51.         PharMerica restates and realleges all prior allegations in its Verified Complaint as though fully set forth herein.

52.         PharMerica (including BGS) has, at all relevant times, complied with all terms and conditions of the PharMerica PVA and the BGS PVA.

53.         Amerisource, however, has taken the position that PharMerica is in breach of the PharMerica PVA and that Amerisource has a right to terminate the PharMerica PVA and/or the BGS PVA.
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54.         An actual controversy exists between the parties which requires the Court to make a binding declaration that PharMerica (including BGS) has not breached and is not in breach of the PharMerica PVA and that Amerisource has no grounds to terminate the PharMerica PVA and/or the BGS PVA.

WHEREFORE, PharMerica respectfully requests as follows:

1.            That this Court award PharMerica its damages incurred as a result of Amerisource's failure to timely pay the Rebate due on September 3, 2014;

2.            That this Court award PharMerica its damages incurred as a result of Amerisource's repudiation of its obligation to make future Rebate payments due under the PharMerica PVA, including, but not limited to, all Rebate payments owed through the end of the term of the PharMerica PVA;

3.            That this Court award PharMerica its damages incurred as a result of Amerisource's refusal to convert BGS pharmacies to a "Facility" subject to the terms of the PharMerica PVA;

4.            That this Court enter a Declaratory Judgment declaring that Amerisource must comply with all pricing terms and conditions set forth in the PharMerica PVA, including, but not limited to, those terms relating to the Rebate;

5.            That this Court enter a Declaratory Judgment declaring that effective January 1, 2014 Amerisource must convert each BGS long term care pharmacy to a "Facility" subject to the terms of the PharMerica PVA;

6.            That this Court enter a Declaratory Judgment declaring that adding BGS as a "Facility" subject to the terms of the PharMerica PVA does not constitute a breach or termination of the BGS PVA;
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7.            That this Court enter a Declaratory Judgment declaring that PharMerica (including BGS) has not breached and is not in breach of the PharMerica PVA and/or the BGS PVA and that Amerisource has no grounds to terminate the PharMerica PVA and/or the BGS PVA;

8.            Pre- and post-judgment interest on all amounts recovered;

9.            PharMerica's costs expended herein, including its reasonable attorneys' fees pursuant to the terms of the PharMerica PVA; and

10.         That this Court grant PharMerica any other relief to which it may be entitled.

Respectfully submitted,

/s/ Donald J. Kelly
Donald J. Kelly
Allison L. Brown
WYATT, TARRANT & COMBS, LLP
500 West Jefferson Street
Suite 2800
Louisville, KY 40202-2898 502.589.5235 Counsel for PharMerica Corporation
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VERIFICATION

I, Robert McKay, PharMerica Corporation Senior Vice President of Sales and Marketing, hereby certify that I have reviewed the foregoing statements, and they are true and accurate to the best of my knowledge and belief.
/s/ Robert McKay
Robert McKay

COMMONWEALTH OF KENTUCKY	)
	)	:SS
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 10th  day of September, 2014, by Robert McKay.
My commission expires: May 4,2017                  .

/s/ Mary Jane Hall
NOTARY PUBLIC

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EXHIBIT A

Exhibit 10.40
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
AMENDED AND RESTATED PRIME VENDOR AGREEMENT
FOR LONG-TERM CARE PHARMACIES

This Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies ("Agreement") is made as of January 1, 2011 ("Effective Date") by and between AmerisourceBergen Drug Corporation, a Delaware corporation ("ABDC"), on the one hand, and PharMerica Corporation ("PMC"), a Delaware corporation; Pharmacy Corporation of America ("PCA"), a Delaware corporation; and Chem Rx Pharmacy Services, LLC, a Delaware limited liability company ("Chem Rx"), on the other. (Collectively, PMC, PCA and Chem Rx are sometimes referred to hereafter as "Customer".)

A.	ABDC is a national distributor of Products and Services.
B.	As of the Effective Date, Customer owns, operates and manages approximately 100 LTCPs.
C.	ABDC and PMC are parties to that certain Prime Vendor Agreement dated August 1, 2007 ("Prior PVA").
D.	ABDC and Chem Rx are parties to that certain Prime Vendor Agreement ("Chem Rx PVA") dated May 1, 2007, as assigned to and assumed by Chem Rx on or about November 4, 2010 by Chem Rx Corporation et al, pursuant to approval by the United States Bankruptcy Court for the District of Delaware (Case Number 10-11567).
E.	The parties intend by this Agreement to amend and restate the Prior PVA, to terminate the Chem Rx PVA and to set forth their obligations to each other for the Program.
 NOW THEREFORE, the parties agree as follows:

1.	RECITALS & DEFINITIONS; PRICING AND PAYMENT TERMS

 A. The foregoing recitals are incorporated herein as an integral part of this Agreement. Capitalized terms used herein that are not defined in the body of this Agreement shall have the meaning ascribed to them on Exhibit "5" ("Definitions").

 B. ABDC shall be the Primary Vendor of all requirements of Customer's Facilities for Products, including that Customer purchases no less than * of all Branded Rx from ABDC. Customer will pay, within terms, Product costs and Program fees pursuant to payment terms in Exhibit "1" ("Pricing/Payment Terms"). Customer's compliance with the Primary Vendor requirements encompassed by the definition of that term in Exhibit 5 as incorporated herein will be verified * in Section 10(A). Notwithstanding the Primary Vendor requirements, Customer may purchase directly from a manufacturer if, due to a product shortage or allocation, the manufacturer requires that Customer do so. ABDC agrees that, in accordance with the definition of Facility in Exhibit 5, the Primary Vendor * will not apply to * with existing agreements with other distributors until such time as such newly acquired pharmacies become Facilities hereunder. *.

 C. Orders for Products will be electronically transmitted (CSOS for Schedule II controlled substances) and will describe Products that ABDC will provide to Customer, the quantity and designated delivery location. Other than supplier back-ordered Products, ABDC will * to deliver orders placed by ABDC's normal order cut-off time by the next delivery day. All payment plans must be by electronic funds transfer ("EFT"). The * Pricing/Payment Terms, terms, and * contracting with ABDC as of the date hereof. A * is a third-party * taking into consideration *.

2.	PRxO GENERICS PURCHASE PROGRAM

 A. Customer must participate in the PRxO Generics Purchase Program as provided in this Agreement and pursuant to standard PRxO Generics Purchase Program requirements as amended from time to time by ABDC. Customer acknowledges and agrees that it will be able to benefit by having ABDC administer the PRxO Generics Purchase Program for *.

 B. By agreeing to participate in the PRxO Generics Purchase Program, Customer must purchase from ABDC * as provided in Section 10(A). With respect to each Generic Rx purchased by Customer under the PRxO Generics Purchase Program, ABDC shall use its * to provide Customer * prior to changing suppliers of such Products. Any changes by ABDC in its PRxO Generics Purchase Program will be non-discriminatory, generally applicable to ABDC's customers and consistent with the terms of this Agreement. Table 1 of Exhibit 7 *.

3.	SPECIALTY DISTRIBUTIONS AND *

 ABDC will provide to Customer * that are in * due to, for example, manufacturer shortages or unanticipated demand, including any specialty Products or other Products with limited distribution or supply. ABDC makes *. Upon request, ABDC will attempt to acquire short-supply Products and, upon their purchase by Customer, such inventory would be * and would not *. Additionally, upon request, ABDC can order short-supply Products, which Products can be "shipped upon arrival" to Customer's Facilities.

4.	CUSTOMER LOCATIONS & DELIVERIES

 ABDC will deliver Products to each Facility five days a week (Monday – Friday, or as otherwise agreed to from time to time by Customer and ABDC), once a day except holidays and warehouse physical inventory days. ABDC will provide * at its distribution centers * a day, * a week, for which ABDC will provide Customer with emergency contact information for after-hours access. Additionally, Customer will be entitled to * to meet a requested delivery time for emergency orders. If ABDC cannot do so, Customer may fill Emergency Orders outside the Program on such occasions using another provider *. Service to Facilities in Alaska, Hawaii and U.S. territories may be subject to a delivery surcharge.

5.	RETURNED GOODS POLICY
 Customer will only return Products to ABDC in accordance with ABDC's * policy for return Products, a copy of which is attached as Exhibit 4 ("Returns Policy"). If Customer returns more than * of its OTC Net Purchases, or * of its pharmaceutical Net Purchases in any month, Customer may be assessed an additional restocking fee over any standard stocking fee in the Returns Policy. Customer will return only Product purchased from ABDC for which Customer has submitted the invoice number and date of purchase. ABDC may reject returns not accompanied by the invoice number and date of purchase or that exceed in amount either the * return limit or the amount on the referenced invoice number. ABDC reserves the right to refuse all future returns from Customer in the event that Customer submits any counterfeit Product for return. The calculation of Customer returns, Customer OTC Net Purchases, and all other calculations under this Agreement related to the volume of Customer's purchases of Products will be based *.

6.	ADDITIONAL SERVICES & PROVISIONS
 A. Services are listed in Exhibit "2". Terms, conditions and other provisions are set forth in Exhibit "3" ("Provisions").

 B. ABDC may, from time to time, develop policies and procedures relative to new or existing Services offered to customers, on an interim or as-needed basis. If ABDC develops such policies or procedures or changes current ones, ABDC will notify Customer in writing at least thirty (30) days before such changes are effective. Any changes by ABDC that apply to Customer from time to time under this Agreement, including its exhibits, must be non-discriminatory, generally applicable to ABDC's customers, and consistent with the terms of this Agreement.

7.	TERM OF AGREEMENT

 A. The parties intend by this Agreement to (i) amend and restate the Prior PVA and (ii) terminate the Chem Rx PVA, such that all obligations thereunder are and will be governed by this Agreement as of the Effective Date, subject to the following sentence. Except as otherwise agreed, rights and obligations of the parties under the Prior PVA and Chem Rx PVA that accrued prior to the Effective Date will survive and each party shall satisfy all such obligations imposed on it thereunder according to the terms of each of the Prior PVA and Chem Rx PVA.

 B. Subject to termination of this Agreement pursuant to Paragraph 5 of the Provisions, the term will be from the Effective Date until September 30, 2013 ("Term"). Unless either party provides notice of termination at least 90 days (but not more than 120 days) prior to the expiration of the Term, this Agreement will automatically renew for additional *, subject to termination pursuant to Paragraph 5 of Exhibit 3 (Provisions).

8.	RECORDS

 To the extent required by 42 U.S.C. §1395x(v)(1), until four (4) years after termination of this Agreement, ABDC will make available upon written request to the Secretary of the U.S. Department of Health & Human Services, the Comptroller General, or their authorized representatives, a copy of this Agreement and all records required to certify the nature and extent of costs of Products and Services provided by ABDC under this Agreement. ABDC will ensure, to the extent it carries out its duties through a subcontract with a value or cost of $10,000 or more in a twelve (12) month period with a related organization, such subcontract will contain similar provisions. Notwithstanding the foregoing, ABDC will have no obligation to make public documents subject to attorney-client privilege.

9.	NOTICES

 Notices must be in writing and sent certified mail, prepaid, return receipt requested, or sent by facsimile to the address or facsimile number below. Parties may change this information by written notice to the other party. Pursuant to the Telephone Consumer Protection Act of 1991, 47 U.S.C. §227, Customer consents to receiving notices, including product updates, recalls, new product launches and programs, advertisements and other marketing materials by telephone facsimile ("fax") machine from ABDC, its affiliates and their related companies, to the fax number set forth below.

To Customer:	PharMerica Corporation 1901 Campus Place Louisville, KY 40299 Attn: Chief Financial Officer CC: General Counsel Fax: (502) 261-2375
with a copy to:	Holland & Knight LLP 10 St. James Avenue, 11th Floor Boston, MA 02116 Attn: Jeffrey W. Mittleman, Esq. Fax: (617) 523-6850
To ABDC:	AmerisourceBergen Drug Corporation 1300 Morris Drive Chesterbrook, PA 19087-5594 Attn: Senior Vice President, Alternate Care Fax: 610-727-3601
with a copy to:	AmerisourceBergen Corporation 1300 Morris Drive Chesterbrook, Pennsylvania 19087-5594 Attn: General Counsel Fax: (610) 727-3612

10.	COMPLIANCE CERTIFICATION

 A. No later than thirty (30) days after the end of each calendar year during the Term, Customer shall provide ABDC with a written certification, executed by a duly authorized officer of PMC, attesting to Customer's compliance during the preceding year or partial year *. A form of Customer's compliance certificate is attached as Exhibit 6.

 B. No later than thirty (30) days after the end of each calendar year during the Term, ABDC shall provide Customer with a written certification, executed by a duly authorized officer, attesting to Customer's receipt of *. A form of ABDC's compliance certificate is attached as Exhibit 6.

11.	EXHIBITS

 The following exhibits to this Agreement are incorporated by this reference.

1	Pricing/Payment Terms
2	* Services
3	Provisions
4	Returns Policy
5	Definitions
6	Forms of Compliance Certificates
7	*

 IN WITNESS WHEREOF, the parties have had a duly authorized officer, partner or principal execute this Amended and Restated Prime Vendor Agreement as of the Effective Date.

CUSTOMER:		ABDC:
PharMerica Corporation		AmerisourceBergen Drug Corporation

By:	/s/ Robert McKay	By:	/s/ Robert Mauch
Name: Robert McKay		Name: Robert Mauch
Title: SVP		Title: Senior Vice President, Alternate Care

Chem Rx Pharmacy Services, LLC

By:	/s/ Robert McKay
Name: Robert McKay
Title: SVP

Pharmacy Corporation of America

By:	/s/ Robert McKay
Name: Robert McKay
Title: SVP

Agreed and acknowledged with respect to termination of the Chem Rx PVA:

Chem Rx Pharmacy Services, LLC, as assignee of BJK, Inc.; ChemRx New Jersey, LLC; and ChemRx/Salerno’s, LLC

By:	/s/ Robert McKay
Name: Robert McKay
Title: SVP

EXHIBIT 1 TO
PRIME VENDOR AGREEMENT
PRICING / PAYMENT TERMS
In addition to payment for Products, Customer will pay ABDC the following Program and other fees for ABDC's Product distribution and Services for Customer and its Facilities. Pricing does not reflect any *. If Customer contracts with a GPO, Customer will pay any such fees to the applicable GPO (or any increase in such fees) during the Term. In any event, ABDC will not pay a GPO fee unless and until a group designation form signed by Customer is filed with ABDC.

1.	PROGRAM FEES

 A. Price of Goods.

(i) Customer will pay the following Price of Goods, based upon the definition of Cost in Exhibit 5, for Products other than (a) ABDC Special Price Products (as provided in Paragraph 1(A)(ii) below), and (b) Generic Rx purchased under the PRxO Generics Purchase Program (as provided in Paragraph 1(A)(iii) below). ABDC will add to the billed amount any applicable sales, use, business and occupation, gross receipts or other tax. Price of Goods may be adjusted * as provided in Paragraph 2(D) below over *.

Purchases of Products

Requirement/Category	Price of Goods
To receive this pricing, Customer must purchase * of total Branded Rx purchases from ABDC and * of Generic Rx purchases through the PRxO Generics Purchase Program	*

DEA Class II Controlled Substances Ordered via CSOS	*

DEA Class II Controlled Substances Not Ordered via CSOS	*

*  For Branded Rx shipped to a Facility in Hawaii, *. For Brand Rx that is drop shipped to Customer *.

(ii)	ABDC Special Price Products will not *.

(iii)	PRxO Generics purchased under the PRxO Generics Purchase Program will be *.

 B. Purchase Rebate. Within thirty days after the Effective Date, and thereafter within thirty days after each annual anniversary of the Effective Date during the Term, Customer will receive a rebate ("Purchase Rebate") in the amount of *. Customer must comply fully with all terms of this Agreement to be eligible for the Purchase Rebate.

 C. Additional * Services. The additional * Services in Exhibit "2" will be provided to Customer's Facilities, at the election of Customer's Facilities, by ABDC *.

 D. Small Order Charge. If Customer purchases less than *, a delivery charge of *per delivery will be assessed for each order that is less *. ABDC may adjust the per-delivery charge from time to time to reflect ABDC's actual shipping and handling costs.

 E. Contract Administration. In administering Customer's supplier contracts, including those established by Customer on its own or those established by a GPO under which Customer participates, Customer must (i) provide a copy of new contracts, (ii) comply with supplier's terms, (iii) use all products for its "own use" (as defined in judicial and legislative interpretations), (iv) notify ABDC at least * days before it changes suppliers, and (v) upon changing suppliers, assist ABDC in disposing of any excess inventory acquired for Customer. Additionally, Customer will notify ABDC before discontinuing purchases of any special inventory that it has requested that ABDC stock (whether or not pursuant to a contract) and assist ABDC in disposing of any excess of such inventory. Promptly after receiving notice of the denial of, or failure to pay, GPO or manufacturer/supplier chargebacks, ABDC shall provide Customer written notice of any unpaid chargebacks, and when invoiced, Customer will promptly reimburse ABDC for any unpaid chargebacks that are (x) denied by a GPO or manufacturer/supplier or (y) not paid within * days and, in either case, Customer will look solely to such GPO or manufacturer/supplier for redress; provided that the unpaid chargeback is processed through ABDC's standard credit and rebill procedures.

CONFIDENTIAL
Customer will delete this Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

2.	PRxO GENERICS PURCHASE PROGRAM

 A. Administration Services. ABDC will have full responsibility for administering the PRxO Generics Purchase Program, including supplier selection, Product selection, Product price negotiation, contract administration, purchasing, automated compliance assurance, contract management and reporting. Under the PRxO Generics Purchase Program, ABDC will invoice Customer at *.

 B. PRxO Rebates. ABDC will * ABDC's compliance with its obligations under this Paragraph 2(B) must be certified to by an officer of ABDC as provided in Section 10(B).

 C. Outsourcing Fee. ABDC will provide such PRxO Generics Purchase Program services for *.

 D. Price of Goods Adjustment.

 (1) If Customer does not meet the * PRxO Generic Rx purchasing requirements under the PRxO Generics Purchase Program set forth in Section 2B of this Agreement for the immediately prior quarter, then ABDC may increase Customer's Price of Goods (Branded Rx and other Products) in the current quarter by * for each * that Customer's total * for the immediately prior quarter were below the minimum * requirement of * for such quarter (calculated pursuant to the foregoing formula). By way of example, if Customer's * under the above formula were * for a quarter, the effective Price of Goods for Branded Rx for the following quarter would change * from *.

 (2) If Customer does not meet the * CSOS requirement set forth in the Price of Goods table, measured quarterly, then the Cost for Class II Controlled Substances not ordered via CSOS * to *.

 E. * Expectancy. ABDC acknowledges Customer's expectancy as of the Effective Date that Customer's participation in the PRxO Generics Purchase Program hereunder will result in * based on Customer's aggregate Generic Rx purchases under the PRxO Generics Purchase Program as provided herein during each Contract Year *.

i.	The parties agree to track and measure the projected annual performance *, review performance and discuss expected results for the next quarter.
ii.	Within * of the end of each Contract Year (or January of the subsequent calendar year if the last Contract Year is not twelve months), ABDC will calculate Customer's actual performance *, or pro rata performance * if the Contract Year is less than twelve months. If * ("Shortfall") for any Contract Year, ABDC agrees to *.
iii.	If the annual performance * ("Excess") for any Contract Year, ABDC will *, in addition to the Outsourcing Fee. ABDC will be permitted to *.
iv.	If the annual performance * either party may terminate the Agreement in accordance with Section 5.1 (c) of Exhibit 3.
v.	The Shortfall will be determined by * The Excess will be determined by *.
CONFIDENTIAL
Customer will delete this Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

The following chart establishes if and when Shortfall and Excess adjustments apply:

Actual Annual Savings Performance	Performance Shortfall Applies	Performance Excess *Applies
*	No	Yes
*	No	No
*	Yes	No
*	Termination right
The following chart establishes the formula to be used in calculating Excess and Shortfall:

*	*	*

3.	PAYMENT TERMS
 A. Weekly Payment. Customer agrees to weekly payment terms pursuant to which payment for invoices for purchases made Saturday through Friday must be received on or before the following Friday.
 B. Terms. All payments must be received for deposit to ABDC's account by the due date by EFT.

4.	SERVICE LEVELS
 For pharmaceutical Products, ABDC will meet an adjusted fill rate service level of * each calendar month. The fill rate is the ratio between lines shipped and lines ordered (total lines not filled (adjusted as follows), divided by total lines ordered). The fill rate will be adjusted to reflect unavailable Product (manufacturer's backorders or other unavailability without fault by ABDC, including common carrier delays), partial ships (*), repeat orders within *, Products not ordered by Customer during the prior * or Customer's per-week usage exceeds its per-week estimates by more than *, and Force Majeure events (as defined in Provisions Paragraph 9.1). ABDC's computerized reports will be used to determine the actual level achieved. Customer will provide its best usage estimates on Products at least * prior to its first order of a Product (both new Products and Products that have not been ordered during the *) so that ABDC can maintain its service level commitment. Products must be purchased once per month to remain on the list of Products for which the service level commitment applies. Any Product not ordered in a given month can be reinstated on such list when Customer notifies ABDC it is resuming the ordering of such Product on a monthly basis. ABDC may offer a substitute for any Product that is not available for delivery, and if the substitute Product is accepted by the Customer, in the Customer's reasonable discretion, the order will be deemed filled. If ABDC's adjusted service level for all Facilities does not meet such threshold, ABDC will pay to each Facility for which the service level was not met a service level penalty as follows, which amount will be paid as a credit by * and which payment will be Customer's sole remedy for any failure to meet the fill rate.

*	*

*	*

*	*

CONFIDENTIAL
Customer will delete this Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

EXHIBIT 2 TO
AMENDED AND RESTATED PRIME VENDOR AGREEMENT
ADDITIONAL * SERVICES

1.	Services. *.

2.	Ordering & Reporting Software and Hardware
*.

3.	Recalls
ABDC will notify Customer of all recalls as instructed in the supplier's notification.

4.	Drop Ship Service
ABDC provides drop ship service when Customer's needs dictate this approach and the supplier meets ABDC's liability insurance and other requirements. Drop shipments may be subject to an additional charge.

EXHIBIT 3 TO
AMENDED AND RESTATED PRIME VENDOR AGREEMENT
PROVISIONS
1. RECORDS, AUDITS.

ABDC will maintain records of transactions during the Term and for one year after. Customer's employees may audit such records only pursuant to ABDC's audit policies, as modified from time to time. Such audits may be conducted only during ordinary business hours and upon reasonable notice and may only cover * prior to the request or any shorter period set by the manufacturer for chargeback audits. No audit may cover any period previously audited. All costs of such audit will be borne by Customer, including costs to produce records. If an audit shows net overcharges or undercharges and ABDC agrees with such findings, (i) ABDC will credit or charge Customer within * of receipt of written notice of the net overcharge (or, if later, within * of receiving an applicable supplier's credit) or undercharge and *. If there is a net overcharge, Customer may expand the audit * prior to the request.

2. DUTIES OF CUSTOMER

2.1 Primary Vendor Orders. For Products required by Facilities, Customer will submit an electronic order for all Products. If allowed, non-electronic orders may be subject to additional charges.

2.2 Disclosure. Each party will comply with all laws, including reporting or reflecting discounts, rebates and other price reductions pursuant to 42 U.S.C. §1320a-7b(b)(3)(A) on cost reports or claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request to healthcare program representatives.

2.3 Notice of Changes. Customer and each Facility will promptly notify ABDC of changes in ownership, Change-in-Control, name, business form (e.g., sole proprietorship, partnership or corporation) or state of incorporation or formation.

2.4 No Set-Off. Customer's obligation to pay for Products will be absolute, unconditional and not subject to reduction, set-off, counterclaim or delay.

2.5 Billing Statements. Billing disputes must be brought promptly to the attention of ABDC's accounts receivable department and any claim against ABDC will be barred unless commenced within twelve (12) months after receipt of the first statement containing the amount in dispute or Customer will be deemed to accept the accuracy of such statements and to waive its right to dispute the amount.

2.6 Late Payment. All payments must be received in ABDC's account during normal business hours on or before the date due. Drivers and other ABDC employees cannot accept cash. Price of Goods reflects a prompt payment discount. If payment is not received by the due date, ABDC will invoice Customer such unearned discount by recalculating Price of Goods, solely with respect to the Products for which payment was not received or late, based on Cost * (or, if greater, * more than the invoiced Price of Goods) effective as of the due date. Thereafter, if payment is delinquent, ABDC may withhold any payments to Customer and will assess a per-day late payment fee of the lower of * or the maximum rate permitted by law on the outstanding balance until paid, beginning on the first (1st) business day after such due date. *. Such rights are in addition to ABDC's other remedies and will not relieve Customer of its obligation to make prompt payment in accordance with this Agreement.

2.7 Title And Risk Of Loss. All goods are F.O.B. Customer's location, with freight prepaid for normal delivery. Expedited delivery is extra. Title and risk of loss pass upon delivery to Customer.

2.8 Extension Of Credit. Payment terms are an extension of credit based upon an evaluation of Customer's financial condition upon commencement of this Agreement as reflected in written information from Customer. Customer and each Account will abide by ABDC's standard credit terms as amended from time to time by ABDC. Customer will promptly notify ABDC in writing of any Claim that, with an unfavorable result, would have a material adverse effect on Customer's financial condition or operation. Upon request, Customer will furnish ABDC complete annual and quarterly financial statements and other evidence of its financial condition necessary to establish, in ABDC's opinion, Customer and each Account's ability to perform its obligations. If ABDC reasonably believes Customer or any Account's ability to make payments may be materially impaired, ABDC may from time to time amend Customer's payment terms, require past due amounts to be paid and/or require posting of adequate security or such other documents as ABDC may require. Pending receipt of requested items, ABDC may withhold delivery of Products and providing Services; place Customer on a C.O.D. basis if ABDC has not received payment when due after giving notice by 10:00 a.m. and giving Customer until 2:00 p.m. the same day for ABDC to receive payment; and/or require Customer to pay part or all of any past due amount as a condition to continued service.

3. NO WARRANTIES

Customer acknowledges that ABDC is not the manufacturer of any Products and ABDC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR PRODUCTS AND SERVICES. No oral or written information provided by ABDC, its employees or other representatives will create any such warranty. In no event will ABDC be liable for any special, incidental or consequential damages in connection with or related to Products, hardware, Software, including ordering software, or Services.

4. CONFIDENTIALITY

Each party and its employees or representatives ("Receiving Party") will protect all proprietary and confidential information ("Confidential Information") disclosed by the other ("Disclosing Party") and not use or disclose it except in connection with the Program or as otherwise agreed. Confidential Information does not include information (i) available on a non-confidential basis, (ii) known or able to be formulated by Receiving Party, or (iii) required to be disclosed by law. Pricing and payment terms are confidential and may not be shared with any third party. Customer will remove Exhibit "1" and Exhibit 7 if it discloses this Agreement for any reason, including in the course of any due diligence, and Customer will request confidential treatment in a Securities and Exchange Commission filing.

5. TERMINATION OF AGREEMENT

5.1 Default. In addition to other available remedies, either party may immediately terminate this Agreement "for cause" upon written notice to the other party upon the other party's:

(a)(i) Filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver or custodian of its assets appointed unless proceedings and the person appointed are dismissed within thirty (30) days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Title 11, Section 303(h)(1) (11 U.S.C. §303(h)(1)), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due) (collectively, "Bankruptcy");

(b) Failure to pay any amount due and such failure continues five (5) days after written notice; or

(c) Failure to perform any other material obligation of this Agreement or any other agreement now or hereafter entered into between the parties and such failure continues for thirty (30) days after it receives notice of such breach from the non-breaching party; provided, however, if the other party has commenced to cure such breach within such thirty (30) days, but is not reasonably able to complete it within such thirty (30) days, such party will have a reasonable time to complete its cure if it diligently pursues the cure until completion. "For cause" does not include Customer's receiving a more favorable offer from an ABDC competitor.

5.2 Termination Upon PMC Change-in-Control. On and subject to the requirements of Paragraph 9.3(b), in addition to other available remedies, ABDC may terminate this Agreement upon a Change-in-Control of PMC to which ABDC does not provide its prior written consent by providing PMC and its Assignee with * prior written notice of not less than * days from the consummation of PMC's Change-in-Control.

5.3 Survival Upon Termination. Within five (5) days after expiration or earlier termination of this Agreement for any reason, all amounts owed by Customer will be *. Obligations in Provisions Paragraphs 4, 5, 6 and 9 and any provision the context of which shows the parties intended it to survive will remain in effect after the Term.

6. INDEMNIFICATION

Each party ("Indemnifying Party") will indemnify and defend the other, its employees and representatives ("Indemnified Party") against all claims and damages (including expenses and attorneys' fees) ("Claim") to the extent arising out of Indemnifying Party's obligations under this Agreement. Failure to give prompt written notice of a Claim will not relieve Indemnifying Party of liability except to the extent caused by such failure. Indemnifying Party will defend a Claim with counsel reasonably satisfactory to Indemnified Party and Indemnified Party will cooperate fully in such defense.

7. CUSTOMER'S INSURANCE

Customer will maintain sufficient insurance to cover all unpaid inventory in its possession. Customer will maintain professional liability insurance with limits of no less than * per incident and * aggregate.

8. SOFTWARE LICENSE

8.1 License. ABDC grants Customer a non-exclusive, nontransferable and revocable license to use software and related documentation ABDC provides for use in the Program ("Software"). Customer may not make, or allow others to make, copies except one backup copy. Customer must include all proprietary notices in permitted copies. Customer may not modify Software or create derivative works and may not translate, reverse engineer, disassemble or decompile Software.

8.2 Limited Warranty. ABDC warrants that (i) Software will perform substantially in accordance with its documentation if operated as directed; (ii) hardware provided by ABDC and diskettes, CD-ROMs or other media on which the Software is provided will be free from defects under normal use; and (iii) Software will not infringe the rights of any third party. ABDC DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, FOR HARDWARE AND SOFTWARE, AND ACCURACY OF ANY DATA. ALL DATA IS PROVIDED "AS IS." DUE TO THE NATURE OF SOFTWARE, HARDWARE AND DATA, ERRORS AND INTERRUPTIONS MAY OCCUR AND CUSTOMER HAS ALL RISKS FOR QUALITY AND PERFORMANCE. No oral or written information provided by ABDC, its employees or other representatives will create any warranty.

8.3 Remedy. ABDC's liability and Customer's exclusive remedy for breach of warranties in Paragraph 8.2 will be, at ABDC's option, to (i) repair or replace Software or hardware so it performs substantially in accordance with its documentation and is non-infringing; (ii) advise Customer how to achieve substantially the same functionality using different procedures, or (iii) replace defective media that is returned.

9. MISCELLANEOUS

9.1 Force Majeure. If ABDC's performance is prevented, delayed or otherwise adversely affected by labor disputes, fire, terrorism, acts of God or any other cause beyond its control, including unavailability of Products, transportation, materials or fuel, delays by suppliers, loss of facilities, internet, telecommunication or electrical system failures or interruptions, voluntary foregoing a right in order to comply with or accommodate government orders or requests, compliance with any law or any other cause beyond its control ("Force Majeure"), (i) ABDC may reduce or eliminate Products without liability or obligation during the Force Majeure period and (ii) to the extent ABDC reduces or eliminates Products, Customer shall not be required to maintain ABDC as the Primary Vendor of all requirements of Customer's Facilities for Products during the Force Majeure period. In addition, if Force Majeure affects ABDC's cost of operations and Customer elects to utilize ABDC as a vendor for Products to Customer's Facilities during the Force Majeure period (provided that Customer shall not be required to maintain ABDC as a Primary Vendor to such extent), ABDC may, at its discretion, add to the price of Products all of its increased costs, including taxes, so long as Force Majeure affects such costs.

9.2 Assignment. (a) All covenants, promises and agreements in this Agreement inure to the benefit of and are binding upon the successors and permitted assigns of each party. In no event will an agreement between a successor to or permitted assign of Customer and any third party negate or diminish in any way such successor's or assign's obligations under this Agreement.

(b) Neither party may assign its rights or delegate its duties under this Agreement, including by asset sale or upon a Change-in-Control, without the prior written consent of the other party, which consent shall not be unreasonably withheld, it being understood that ABDC shall not be considered to be acting unreasonably in the case of such a sale or Change-in-Control of PMC if the requirements of Paragraph 9.2(c) are not satisfied or if the proposed Assignee of PMC following such sale or Change-in-Control does not have sufficient financial capability to satisfy the obligations of this Agreement, applying reasonable industry credit standards. In the event that ABDC does not consent to any assignment (or deemed assignment) or delegation occurring upon a PMC Change-In-Control that nonetheless is consummated, the Agreement shall * to permit the Assignee of PMC to transition to a different drug purchasing contract without in any manner limiting ABDC's remedies or rights against PMC or PMC's Assignee pursuant to the Agreement. Each party hereby consents to the other party assigning part or all of its obligations to any affiliate; provided, however, any assignment will not relieve a party of its performance obligations under this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, in the event of such an assignment, delegation or Change-in-Control by or of PMC, or a sale or transfer of ownership or control of any Facility (subject to the Facility Sale exception set forth below), PMC shall provide ABDC with prior written notice thereof and shall cause the surviving entity, successor-in-interest or transferee, as the case may be (the "Assignee"), to either (1) agree to be bound by the terms of this Agreement from and after the date of such event or (2) enter into a replacement agreement to this Agreement with ABDC on such terms as are * acceptable to ABDC and the Assignee; provided, however, that in the event of a PMC Change-in-Control, an Assignee consented to by ABDC will be permitted to *: (x) if there is more than * remaining until the end of the then current Term, the approved Assignee may * anniversary of the Change-in-Control upon at least * prior written notice to ABDC; or (y) if there is less than * remaining until the end of the then current Term, the approved Assignee may * in accordance with Section 7.B. of this Agreement *. In addition, Customer may sell a Facility, or multiple Facilities in one or more transactions ("Facility Sale"), and only be required to provide ABDC written notice of such transaction(s) (*), so long as the collective * of all such Facilities sold, taking into account all prior Facility Sales, represents less than *. In the event of a Facility Sale that is attributable towards the * threshold noted above, unless otherwise agreed to by the parties, this Agreement shall terminate with respect to any Facility which is the subject of the Facility Sale.

(d) With respect to PMC, "Change-in-Control" shall mean the occurrence of one or more of the following:

(i) the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to PMC's stockholders, open market purchases or any other transaction or series of transactions possessing sufficient voting power in the aggregate to elect a majority of PMC's board of directors ("Board");

(ii) a merger or consolidation in which PMC is not the surviving entity, except for a transaction in which securities representing more than * percent (*%) of the total combined voting power of the surviving entity are held by persons who held common stock immediately prior to such merger or consolidation and those members of the existing Board constitute * of the Board immediately after such merger or consolidation;

(iii) any reverse merger in which PMC is the surviving entity but in which either securities representing more than * percent (*%) of the total combined voting power of PMC's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger or those members of the existing Board do not constitute * of the Board immediately after such merger; or

(iv) the sale, transfer or other disposition of all or substantially all of the assets of PMC.

(e) With respect to PCA or Chem Rx or a Facility, "Change-in-Control" means the sale or transfer of *% or more of the assets or voting equity of the respective entity or Facility to a person not wholly owned by PMC or to an affiliate of PMC of which PMC does not have at least a *% controlling interest.

(f) Each party acknowledges that money damages would not be a sufficient remedy for any breach of restrictions under this Paragraph 9.2 and, if there is a breach or threatened breach, the other party will be entitled to specific performance and injunctive or other equitable relief in addition to any other available remedies at law or in equity.

9.3 EEO Requirements. ABDC warrants it does not and will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, religion, gender, sexual preference, veteran status, handicap or as otherwise may be prohibited by law and will meet affirmative action obligations as are imposed by law.

9.4 Miscellaneous. The successful party in any legal action, including in a Bankruptcy proceeding, may recover all costs, including reasonable attorneys' fees. Pennsylvania law will govern this Agreement without reference to conflict of laws provisions. Any waiver or delay in enforcing this Agreement will not deprive a party of the right to act at another time or due to another breach. All provisions are severable. In the event of a conflict between a prior document between the parties and this Agreement, this Agreement will control. This Agreement supersedes prior oral or written representations by the parties that relate to its subject matter. Captions are intended for convenience of reference only. The parties may not modify this Agreement, or its Exhibits, other than by a subsequent writing signed by each party. This Agreement will be interpreted as if written jointly by the parties. The parties are independent contractors.

9.5 Excluded Providers. The Office of Inspector General ("OIG") Special Advisory Bulletin on the Effect of Exclusions on Participation in Federal Health Care Programs clarifies OIG's sanction authority to impose civil money penalties and deny reimbursement under federal health care programs for products or services provided by an excluded entity. Specifically, it provides that "items or equipment sold by an excluded manufacturer or supplier used in the care or treatment of beneficiaries and reimbursed, directly or indirectly, by a federal health care program violate the OIG's exclusion." ABDC certifies that neither it, nor any of its key personnel, are listed by a federal agency as being debarred, excluded, or otherwise ineligible for federal program participation as of the Effective Date and ABDC will immediately notify Customer in writing if any of these events occurs.

9.6 HIPAA. This Agreement and certain data that may be exchanged under this Agreement may be subject to (i) the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and ABDC may be a "business associate" of Customer for purposes of HIPAA and the rules and regulations promulgated under HIPAA and (ii) the Confidentiality of Medical Information Act (California Civil Code Sections 56.10 et seq.) (the "Medical Information Act"). The parties will amend this Agreement, if and to the extent required, to comply with HIPAA and the Medical Information Act, including provisions relating to written contracts among business associates.

EXHIBIT 4 TO
AMENDED AND RESTATED PRIME VENDOR AGREEMENT
ABDC'S * RETURNS POLICY

ABDC will comply with the Prescription Drug Marketing Act of 1987, as well as all state PDMA regulations, with regard to Customer's return of prescription drugs. Credit for a returned Product will not exceed Customer's original acquisition price.

Returnable Product

1. Product originally purchased from ABDC and returned in saleable condition within * of invoice date will be credited at * of Customer's original acquisition price. Saleable Products are those that ABDC reasonably determines can be resold back into the marketplace in the normal course of business and must (i) be in original condition with no defects or adulteration in packaging; (ii) be unopened with seals intact; (iii) have at least * (current month plus *) dating remaining before expiration; (iv) have been stored and transported under proper conditions while in custody of Customer; and (v) have been sold by ABDC to Customer in the ordinary course (e.g., not in a special sale or subject to conditions that restrict returns).

2. Product originally purchased from ABDC and returned in saleable condition beyond * of the date of the invoice provided will be credited at * of Customer's *.

3. Product originally purchased from ABDC and returned in non-saleable condition but that is accepted for return by the manufacturer will be credited at * of the estimated value received from the manufacturer, less *.

4. Products that was damaged prior to its delivery by ABDC to Customer and for which damage was promptly reported to ABDC will be credited at * of Customer's original acquisition price.

5. Products originally purchased from ABDC and recalled by any governmental authority or by the manufacturer of such products will be credited at * of the applicable manufacturer credit.

Non-Refundable Product

The following Product will not be accepted for credit:

1. Class II and Class IIN controlled substances;

2. Open packages, partial bottles, broken seals, or any other product not returned in unopened original packaging, except for manufacturing recalls and products damaged prior to delivery to Customer;

3. Products whose manufacturer requires direct or third-party return, except in the case of Product mis-shipments or mis-orders if reported within 5 business days of receipt;

4. Products sold as non-returnable by the manufacturer or ABDC, including any Product subject to a Florida or other pedigree.

Schedule Item Returns

Return of scheduled items (other than Schedule II and IIN) must be pre-approved by ABDC's distribution center. Scheduled drug returns must be packed separately from other returns and proper procedures must be followed to ensure compliance with current law, including CFR Part 21. Schedule items returned in violation of this policy will receive no credit.

Hazardous Substances Returns

Return of hazardous substances must be pre-approved by ABDC's distribution center. Hazardous substance returns must be clearly marked and packed separately from other returns. Hazardous substances returned in violation of this policy will receive no credit.

Temperature Control Returns

Items requiring temperature control during shipment must be called in to customer service/returned goods department for return authorization.

Electronic Credit & Return Requests

Returns are typically processed within * of ABDC's receipt of return request. Credit and return requests should be entered electronically to assure proper and prompt credit. Echo credit entry should be used for ordering errors, defectives, outdated, and overstocked items. Requests for credits involving billing errors, damaged in shipment, shortages, and filling errors must be phoned into the ABDC customer service/returned goods department at ABDC's distribution center serving Customer's Facility.

PDMA Certification

To receive credit, a signed and dated PDMA return certification must accompany all prescription drug returns. A sample return certification follows:

I certify that the pharmaceutical products being returned are saleable and have been stored and maintained while in our possession in accordance with the manufacturer's temperature and storage requirements listed on the packaging and in accordance with the requirements listed in the current edition of USP/NF. I further certify that this product has not been transferred to this facility from another location and that I am able to certify as to the product's proper storage and condition.

NOTE: This Policy is subject to change from time to time, in ABDC's sole discretion, and such changes will be effective * after notice is provided to Customer. Any such changes by ABDC that are applicable to Customer will be non-discriminatory, generally applicable to ABDC's customers, and consistent with the terms of this Agreement.

EXHIBIT 5 TO
AMENDED AND RESTATED PRIME VENDOR AGREEMENT
DEFINITIONS

ABDC Special Price Products means *.

AMP means average manufacturer price, as defined by applicable law and the Department of Health and Human Services.

Branded Rx means prescription pharmaceutical products that are manufactured by an exclusive source and are patent protected.

Contract Product means a Product encompassed by a pricing agreement between Customer, or Customer's GPO, and the applicable manufacturer of such Product.

Contract Year means each 12-month period commencing on the Effective Date and the annual anniversary of the Effective Date.

Cost means *.

CSOS means the DEA's controlled substance ordering system.

Customer has the meaning ascribed to that term in the Agreement preamble.

DEA means the United States Drug Enforcement Agency.

DME means home healthcare/durable medical equipment items.

EFT means Electronic Funds Transfer.

Emergency Order means an unscheduled delivery of Rx (only) in response to a possible loss of life or other critical care situation.

Facility means (a) each of Customer's LTCPs as of the Effective Date, and (b) any other LTCP pharmacy in the United States that, during the Term and subject to ABDC's credit approval and policies (i) Customer acquires (directly or through a commonly controlled, owned or managed affiliate or subsidiary); (ii) Customer controls, directly or indirectly; or (iii) Customer or any other Facility (as denoted above) operates or manages, provided, however, that any newly acquired pharmacy with an existing agreement with another distributor will become a Facility under this Agreement upon the earlier of expiration of such existing agreement or the date Customer (or such affiliate or subsidiary) may terminate such agreement according to its terms, with or without cause, without breaching it or paying a termination penalty. For the avoidance of doubt, a Facility excludes any pharmacy under Customer's control that serves as a hospital pharmacy.

GCN means generic chemical number and is a number assigned by First Data Bank.

Generic Rx means generic prescription pharmaceutical products that are equivalent to Brand Rx.

GPO means a Group Purchasing Organization.

HBC means health and beauty care items.

Injectable means Rx that is administered intravenously or by injection, including vials, ampoules, pre-filled syringes, mini-bags and small and large volume IV fluids, kits and carpuject.

LTCP means long term care pharmacy.

Net Purchase(s) means Customer's total purchases, less returns, credits, rebates, late payment fees and similar items.

OTC means over-the-counter pharmaceuticals (non-prescription).

Outsourcing Fee has the meaning *.

Price of Goods means *.

Primary Vendor means Customer purchases from ABDC no less than * of all Brand Rx that Customer purchases from any source, including, without limitation, Products purchased from ABDC pursuant to Customer's direct contracts with pharmaceutical manufacturers that are administered by ABDC pursuant to Paragraph 1(E) of Exhibit 1.

Products mean Rx (Branded Rx and Generic Rx), OTC and nutritional, HBC and DME items.

Program means the overall arrangement encompassed by this Agreement pursuant to which ABDC will provide Products and Services to Customer.

PRxO Contract Cost means *.

PRxO Generics means Generic Rx available under the PRxO Generics Purchase Program.

PRxO Generics Purchase Program means ABDC's proprietary Generic Rx formulary purchase program *.

* mean the *.

Rx means Branded Rx and Generic Rx.

Services mean, collectively, the services provided by ABDC to Customer pursuant to this Agreement in connection with ABDC's distribution of Products to Customer.

Exhibit 6

Form of Compliance Certificate

[Date]

Robert Mauch
Senior Vice President, Alternate Care Sales
AmerisourceBergen Drug Corporation ("ABDC")
1300 Morris Drive
Chesterbrook, PA 19087

Dear Mr. Mauch:

In accordance with Section 1(B) and Section 2(B) of the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies (the "Agreement") dated January 1, 2011, between PharMerica Corporation and certain of its affiliates ("PharMerica") and ABDC, I hereby attest that PharMerica has purchased from ABDC (i) at least 98% of all Branded Rx and (ii) no less than 95% of its non-Injectable Generic Rx during the calendar year that ended December 31,             , and that PharMerica complied with the provisions of Section 1 and Section 2 of said year.

Sincerely,

PharMerica Corporation

By:

Name:

Title:

[Date]

PharMerica Corporation
1901 Campus Place
Louisville, KY 40299

Dear                     :

In accordance with Paragraph 2(B) of Exhibit 1 of the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies (the "Agreement") dated January 1, 2011, between PharMerica Corporation and certain of its affiliates and AmerisourceBergen Drug Corporation ("ABDC"), I hereby attest that ABDC passed through to PharMerica its prorate share of PRxO Rebates in accordance with the terms of the Agreement.

Sincerely,

AmerisourceBergen Drug Corporation

By:

Name:

Title:

EXHIBIT 7 TO
AMENDED AND RESTATED PRIME VENDOR AGREEMENT
*
*

EXHIBIT B

Exhibit 10.33

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. THREE ASTERISKS DENOTE SUCH OMISSIONS.

FIRST AMENDMENT TO THE AMENDED AND RESTATED PRIME VENDOR
AGREEMENT FOR LONG-TERM CARE PHARMACIES

This First Amendment (“First Amendment”) is entered into as of January 1, 2013 (the “Effective Date”), between AmerisourceBergen Drug Corporation (“ABDC”), on the one hand, and PharMerica Corporation (“PMC”), Pharmacy Corporation of America (“PCA”), and Chem Rx Pharmacy Services, LLC, (“Chem Rx”), on the other. (Collectively, PMC, PCA and Chem Rx are referred to hereafter as “Customer”) and amends the parties Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies (“Agreement”) dated January 1, 2011.

Capitalized terms that are not defined in this First Amendment have the meanings set forth in the Agreement. For good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties amend the Agreement as follows:

1.	Customer acquired Amerita, Inc., a California corporation, on or about December 13, 2012 (“Amerita”) and located at 20 Fairbanks, Suite 173, Irvine, California 92618. Amerita and ABDC are parties to a Prime Vendor Agreement dated September 17, 2008, as amended (“Amerita PVA”), and Amerita desires to receive pharmaceutical products and services under the same terms and conditions of the Agreement. Upon execution of this First Amendment, the Amerita PVA will automatically terminate and Amerita agrees that the term “Customer” in the Agreement shall now refer to Amerita as well. Amerita agrees that by executing this First Amendment, Amerita hereby adopts the Agreement and agrees to be bound by all the terms, conditions, responsibilities and provisions thereof.

2.	Paragraph 1(B) (RECITALS & DEFINITIONS; PRICING AND PAYMENT TERMS) is amended and restated in its entirety as follows:

B. ABDC shall be the Primary Vendor of Customer’s Facilities for Products. Customer will pay, within terms, Product costs and Program fees pursuant to payment terms in Exhibit “1” (“Pricing/Payment Terms”). Customer’s compliance with the Primary Vendor requirements encompassed by the definition of that term in Exhibit 5 as incorporated herein will be verified *** by ABDC and must be *** as provided in Section 10(A). Notwithstanding the Primary Vendor requirements, Customer may purchase directly from a manufacturer if, due to a product shortage or allocation, the manufacturer requires that Customer do so. ABDC agrees that, in accordance with the definition of Facility in Exhibit 5, the Primary Vendor requirements will not apply to Customer’s newly acquired pharmacies with existing agreements with other distributors until such time as such newly acquired pharmacies become Facilities hereunder. By way of example, Table 1 of Exhibit 7 illustrates how the parties will *** Customer’s *** with the Primary Vendor requirements.

3.	Paragraph 2(B) (PRxO GENERICS PURCHASE PROGRAM) is amended and restated in its entirety as follows:

B. By agreeing to participate in the PRxO Generics Purchase Program, Customer must purchase from ABDC and through the PRxO Generics Purchase Program no less than the following percentages of its non-Injectable Generic Rx, as verified *** by ABDC and ***as provided in Section 10(A):

Minimum generic Rx purchases to be made through the PRxO Generics Purchase Program
***%	*** through ***
***%	*** through ***
***%	*** through ***
***%	*** through ***

With respect to each Generic Rx purchased by Customer under the PRxO Generics Purchase Program, ABDC shall use its *** to provide Customer *** prior to changing suppliers of such Products. Any changes by ABDC in its PRxO Generics Purchase Program will be non-discriminatory to the Customer, generally applicable to ABDC’s customers and consistent with the terms of this Agreement. Table 1 of Exhibit 7 establishes how the parties will *** Customer’s Generic Rx *** requirements.

The pricing for PRxO Generic products when *** will be *** than *** with ABDC through the PRxO Generics Purchase Program. A *** is a third-party *** with ***, taking into consideration ***, including ***.

4.	Paragraph 7B (Term of Agreement) is amended and restated in its entirety as follows:

B. Subject to termination of this Agreement pursuant to Paragraph 5 of the Provisions, the term will be from the Effective Date until September 30, 2016 (“Term”). Unless either party provides notice of termination at least 90 days prior to the expiration of the Term, this Agreement will automatically renew for additional *** periods, subject to termination pursuant to Paragraph 5 of Exhibit 3.

5.	Paragraph 1(A)(i) of Exhibit 1 (Price of Goods) is amended to reflect the following Price of Goods matrix as of this Effective Date:

Purchases of Products
Requirement/Category	Price of Goods
To receive this pricing, Customer must comply with all purchase commitments’ set forth in the Agreement.	***%*
DEA Class II Controlled Substances Ordered via CSOS	***%
DEA Class II Controlled Substances Not Ordered via CSOS	***% if ***% of the Facilities are *** via ***, measured *** and including those Facilities or pharmacists with ***.

*	For Branded Rx shipped to a Facility in Hawaii, the applicable *** will be *** basis points *** (e.g., ***%). For Brand Rx that is drop shipped to Customer *** from a *** but ***, the applicable Price of Goods will be ***%.
2

6.	Paragraph 1(B) of Exhibit 1 (Purchase Rebate) is amended as follows: After the Purchase Rebate for 2013 is paid on or before January 31, 2013, this entire Paragraph 1(B) will be deleted and no longer in effect.

7.	The following new Paragraph1(F) (Volume Rebates) is added to the Agreement:

F.	Volume Rebates.

(1) Customer will receive a rebate of $*** representing a ***% *** off of the first $*** of *** purchased between *** and ***. This rebate will be paid in *** no later than *** days after Customer has satisfied the requisite purchase threshold stated herein. Customer must be compliant with all material terms of the Agreement to be eligible for the rebate under this paragraph.

(2) Customer will receive a rebate of $*** representing a ***% *** off of the first $*** of *** purchased between *** and ***. This rebate will be paid in *** no later than *** days after Customer has satisfied the requisite purchase threshold herein. Customer must be compliant with all material terms of the Agreement to be eligible for the rebate under this paragraph.

(3) Customer will receive a rebate of $*** representing a ***% *** off of the first $*** of *** purchased between *** and ***. This rebate will be paid in *** no later than *** days after Customer has satisfied the requisite purchase threshold herein. Customer must be compliant with all material terms of the Agreement to be eligible for the rebate under this paragraph.

8.	Paragraph 2(B) (PRxO Rebates) is amended and restated in its entirety as follows:

Generic Rx Rebates. ABDC shall pay Customer rebates for certain Generic Rx purchases, which rebates shall be calculated and paid on a *** basis. Rebates payable and owed to Customer under this Paragraph 2(B) are as follows:

(1)	Partnership Rebates. In exchange for Customer’s participation in the ABDC PRxO Generics Purchase Program, Customer shall receive a Partnership Rebate (“Partnership Rebate”) equal to ***% of the *** of the *** in a calendar *** from ABDC. ABDC will assess market conditions *** and adjust the Partnership Rebate accordingly; provided, however, that prior to making an adjustment, ABDC will meet in good faith with Customer to discuss the basis for such adjustment and use its *** to calculate the appropriate adjustment.

(2)	PRxO Rebates. On a calendar *** basis ABDC will *** to Customer its *** of PRxO Rebates as determined by comparing Customer’s *** of *** as a *** of *** by *** ABDC ***. ABDC’s compliance with its obligations under this Paragraph 2(B) must be certified to Customer by an officer of ABDC as provided in Section 10(b).

(3)	ABDC acknowledges Customer’s expectancy that the collective *** Generic Rx Rebates will ***, result in rebates of approximately ***% of the *** of the *** in the applicable calendar ***. The parties agree to track and measure the projected performance within *** days of the completion of each contract ***, along with the performance of the *** generic rebates. If ABDC has reason to believe there may be a material deviation of ***% in either of the next two contract ***, it will notify Customer ***.
3

(4)	PRxO Generics Competitive Benchmark.

To assess the *** of Customer’s calendar ***, such *** will be assessed to the benchmark so described below within *** days after the close of each calendar ***. Within such *** day time period, ABDC shall provide Customer with a written certification in the Form attached hereto as Exhibit 6, executed by a duly authorized officer, attesting to the calculation of the “*** Rebate” ( as defined below). In addition ABDC shall provide Customer with sufficient data to support said calculation and a summary explanation showing the calculation. For each period two values will be measured: (1) Customer’s aggregated *** at ***; and (2) the aggregated *** of those same ***. Any Partnership Rebates or PRxO Rebates shall further be *** from the ***. Each calendar ***, to the extent the *** amount paid by Customer for PRxO Generics does not *** a *** of ***% of the *** on their purchase dates in the applicable calendar ***, ABDC will *** Customer any *** (the “*** Rebate”) to equal the ***% *** within *** days after such ***. Customer and ABDC agree to make *** to *** certain *** (i.e., ***) from the calculation due to reasons of *** such as, but limited to, (i) ***; (ii) *** and (iii) ***. The calculation is illustrated as follows:

•	$*** ***at ***

•	$*** ***of same ***

•	($***) Partnership and PRxO Rebates

•	$*** $***net of ($***) rebates

•	***% ***

Resulting in no *** Rebate owing under this example since the *** is not less than ***%.

9.	Paragraph 2(C) of Exhibit 1 (Outsourcing Fee) is amended as follows:

Commencing January 1, 2013, the *** is *** from ***% to ***%. Commencing October 1, 2013, the *** will be *** from ***% to ***%.

10.	Paragraph 2(D)(1) of Exhibit 1 (Price of Goods Adjustment) is restated as follows:

If Customer does not meet the applicable percentages of Generic Rx purchases through the PRxO Generics Purchase Program set forth in Section 3 of this First Amendment for the immediately prior ***, then ABDC may increase Customer’s Price of Goods (Branded Rx and other Products) in the current *** by ***% (***) for each ***% that Customer’s total *** for the immediately prior *** were below the minimum *** requirements of such applicable *** (calculated pursuant to the foregoing formula). By way of example, if Customer’s *** under the above formula were ***% in the ***, the effective Price of Goods for Branded Rx for the following *** would change by (***%) from ***% to ***%.

11.	Paragraph 2(E) of Exhibit 1 (Saving’s Expectancy) is deleted in its entirety.

4

12.	Section 1 of Exhibit 3 is amended and restated as follows:

RECORDS, AUDITS.

ABDC will maintain records of transactions during the Term and for one year after. Customer’s employees and agents and representatives (“Delegates”) may audit such records only pursuant to ABDC’s audit policies, as modified from time to time. All Delegates engaged by Customer to conduct the review will be bound by the confidentiality obligations of this Agreement and all Delegates other than PMC employees, shall execute a commercially reasonable confidentiality agreement with ABDC . Such audits may be conducted only during ordinary business hours and upon reasonable notice and may only cover *** days prior to the request or any shorter period set by the manufacturer for chargeback audits. No audit may cover any period previously audited. All costs of such audit will be borne by Customer, including costs to produce records. If an audit shows net overcharges or undercharges and ABDC agrees with such findings, (i) ABDC will *** or charge Customer within *** days of receipt of written notice of the net overcharge (or, if later, within *** days of receiving an applicable supplier’s credit) or undercharge and (ii) ABDC will *** of any audit ***, including ***, not ***.

13.	The parties reaffirm the confidentiality obligations set forth in Section 4 of Exhibit 3. In addition, either party may disclose the existence of this First Amendment, but each party will keep its terms, including pricing and payment terms, confidential and agrees to not disclose them to third parties with the prior written approval of the other party, or as may be required by law or order of any court or governmental agency. With respect to press releases or regulatory disclosure relating to the execution of this First Amendment, each party will have the right to review any press release(s) or regulatory disclosure(s) issued by the other party prior to its issuance.

14.	The following definitions are added or amended and restated accordingly:

Suggested Wholesale Price (SWP) means a price at which drugs are purchased at the wholesale level as published from time-to-time by First Data Bank (or a comparable industry compendium) provided by manufacturers. If the manufacturer of a PRxO Generic does not publish SWP, or if the manner or effect of how SWP is published during the Term differs from how SWP is published as of this First Amendment’s Effective Date (whether as a result of regulation or common practice within the industry), ABDC may, with ***, use an ***to *** the ***. Prior to doing so, the parties will meet in *** and use *** to determine the appropriate industry measurement to effectuate the intent of the ***.

Partnership Rebate means the *** rebate that Customer will receive as described in Paragraph 8 of this First Amendment.

Primary Vendor means Customer purchases from ABDC (i) no less than ***% of all Brand Rx that Customer purchases from any source and (ii) Generic Rx in no less than such amounts as set forth in Paragraph 2B; including, without limitation, Products purchased from ABDC pursuant to Customer’s direct contracts with pharmaceutical manufacturers that are administered by ABDC pursuant to Paragraph 1(E) of Exhibit 1; provided, however that, in each instance, these Branded Rx are available for purchase from ABDC in sufficient quantities to meet Customer’s routine demand.

PRxO Contract Cost means the per-unit cost of PRxO Generics under *** with the ***.

PRxO Generics means Generic Rx available under the PRxO Generics Purchase Program.

PRxO Rebates include the Partnership Rebate and, ***, mean the *** paid to *** by *** of PRxO Generics, excluding any *** paid to *** by the suppliers. By way of clarification, *** paid to *** by *** are excluded from PRxO Rebates, including: ***, including ***.

5

Facility means (a) each of Customer’s LTCPs as of the Effective Date of this First Amendment, (b) any other LTCPs in the United States that, during the Term and subject to ABDC’s credit approval policies (i) Customer acquires (directly or through a commonly controlled, owned or managed affiliate or subsidiary); (ii) Customer controls, directly or indirectly; or (iii) Customer or any other Facility (as denoted above) operates or manages, provided, however, that any newly acquired pharmacy with an existing agreement with another distributor will become a Facility under this Agreement upon the earlier of expiration of such existing agreement or the date Customer (or such affiliate or subsidiary) may terminate such agreement according to its terms, with or without cause, without breaching it or paying a termination penalty, and (c) Amerita. For the avoidance of doubt, a Facility excludes any pharmacy under Customer’s control that serves as a hospital pharmacy. If Customer acquires any non-LTCP or home infusion pharmacy, whether under agreement with ABDC or another distributor, the parties will meet and discuss when such facility will be eligible to participate under this Agreement and/or the appropriate Price of Goods and other terms that may be offered with respect to such new non-LTCP or home infusion facility. If an acquired non-LTCP or home infusion pharmacy is not added as a Facility to the Agreement, Customer shall contract for pharmaceutical products and services in any manner it deems desirable without duty or obligation to ABDC.

15. Paragraph 10A (COMPLIANCE CERTIFICATION) of the Agreement is amended and restated in its entirety as follows:

A.	No later than thirty (30) days after the end of each calendar year during the Term, Customer shall provide ABDC with a written certification, executed by a duly authorized officer of PMC, attesting to Customer’s compliance during the preceding year or partial year with (i) the Primary Vendor requirements as provided in Section 1(B) of the Agreement, and (ii) the sourcing requirement with respect to the PRxO Generics Purchase program as provided in Section 2(B). A form of Customer’s Compliance certificate is attached as Exhibit 6.

16. Exhibit 6 of the Agreement is amended and restated in its entirety as set forth on Exhibit 6 attached to this Amendment.

17. Exhibit 7 of the Agreement is amended and restated in its entirety as set forth on Exhibit 7 attached to this Amendment.

18. Paragraph 9.1(c) of Exhibit 3of the Agreement is hereby amended to add the following sentence to the end thereof:

“In the event of an early termination of the Agreement as a result of a Change-In-Control, the Assignee shall pay ABDC a termination fee of $*** at the time of termination.”

This First Amendment to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies constitutes the sole and complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter. If there is any conflict between the terms of this First Amendment and the Agreement, this First Amendment shall control. Following the Effective Date, the Agreement (as amended) remains in full force and effect.

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties have executed this First Amendment to be effective as of the Effective Date above.
6

PharMerica Corporation		AmerisourceBergen Drug Corporation

By:	/s/ Robert McKay	By:	/s/ George Rafferty
Name:	Robert McKay	Name:	George Rafferty
Title:	Senior Vice President	Title:	Senior Vice President

Chem Rx Pharmacy Services, LLC

By:	/s/ Michael Culotta
Name:	Michael Culotta
Title:	Treasurer

Pharmacy Corporation of America

By:	/s/ Michael Culotta
Name:	Michael Culotta
Title:	Treasurer

AGREED AND ACKNOWLEDGED
(with respect to termination of the Amerita PVA):

Amerita, Inc.

By:	/s/ Michael Culotta
Name:	Michael Culotta
Title:	Treasurer

7

Exhibit 10.33

Exhibit 6

Form of Compliance Certificate

[Date]

George Rafferty
Senior Vice President, Community and Specialty Pharmacy
AmerisourceBergen Drug Corporation (“ABDC”)
1300 Morris Drive
Chesterbrook, PA 19087

Dear Mr. Rafferty:

In accordance with Section 1(B) and Section 2(B) of the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies (the “Agreement”) dated January 1, 2011, as amended as of January 1, 2013, between PharMerica Corporation and certain of its affiliates (“PharMerica”) and ABDC, I hereby attest that PharMerica has purchased from ABDC (i) at least ***% of all Branded Rx and (ii) no less than the applicable percentage in the table below of its non-Injectable Generic Rx during the specified period that ended ***,             , and that PharMerica complied with the provisions of Section 1 and Section 2 of said year.

Minimum generic Rx purchases to be made through the PRxO Generics Purchase Program
***%	*** through ***
***%	*** through ***
***%	*** through ***
***%	*** through ***

Sincerely,

PharMerica Corporation

By:
Name:
Title:

8

[Date]

PharMerica Corporation
1901 Campus Place
Louisville, KY 40299

Dear                     :

In accordance with Paragraph 2(B) of Exhibit 1 of the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies (the “Agreement”) dated January 1, 2011, as amended as of January 1, 2013, between PharMerica Corporation and certain of its affiliates and AmerisourceBergen Drug Corporation (“ABDC”), I hereby attest that (i) ABDC *** to PharMerica its *** of PRxO Rebates and the Partnership Rebate and (ii) either complied with the PRxO Generics Competitive Benchmark or *** the *** Rebate in accordance with the terms of the Agreement.

Sincerely,

AmerisourceBergen Drug Corporation

By:
Name:
Title:

9

EXHIBIT 7 TO
AMENDED AND RESTATED PRIME VENDOR AGREEMENT

PURCHASING *** CALCULATIONS

A.	PRxO Generic Rx Purchasing Threshold. As measured on a *** basis no less than the applicable contract year percentage of Customer’s total generic purchases as set forth in Paragraph 2(B) of the Agreement, based on *** per Section 2.A. of Exhibit 1, will be PRxO purchases, where the calculation of the *** shall be made according to the parameters so established at Table 1 of this Exhibit 7. With respect to Injectable Products, ABDC agrees to ***.

B.	PRxO Generic Rx *** Calculation: Not later than *** days after the close of each ***, ABDC and Customer will each calculate the PRxO Generic Rx purchasing *** and present to each other their findings in the following format.

*** calculation illustration (Figures are based on ***):

Total Generic Purchases	$	***

Excluded Purchases from total generic purchases
Products that are ***	$	***
***	$	***
Purchases of ***	$	***
Purchases of ***	$	***

Adjusted Total Generic Purchases	$	***

Total PRxO Purchases	$	***

Included as PRxO purchases
*** Adjustment (est. ***% of ***)	$	***
Any Product that is available in the PRxO Generics Purchase Program that *** and Customer *** as a PRxO Product	$
$

Adjusted Total PRxO (Inclusions) Purchases	$	***

Adjusted Total PRxO Purchases	$	***

PRxO Purchasing *** Rate		***	%

For Illustration Purposes
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TABLE 1 OF EXHIBIT 7

TREATMENT OF GENERIC Rx PURCHASES

Types of Purchases	Is GCN listed in PRxO Catalogue	Is Purchased Through ABC	PMC Receives ***% Discount	PMC Pays the applicable PRxO Outsourcing Fee per 2(C) of Exhibit 1	PMC Receives PRxO Rebates	Is Included in applicable % of Total Generic Purchases Calculation (Paragraph 2B): Numerator[i] and Denominatorii
***	YES	YES	NO	YES	YES	Num Den	YES YES
***	YES	YES	NO	YES	YES	Num Den	NO NO
***	YES	YES	NO	YES	YES	Num Den	NO NO
***	NO	YES	YES	NO	NO	Num Den	NO NO
***	NO	YES	NO	NO	NO	Num Den	NO NO
***	YES	YES	NO	YES	YES	Num Den	YES YES
***	NO	YES	YES	NO	NO	Num Den	NO NO
***	NO	YES	NO	NO	NO	Num Den	NO NO

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TABLE 1 OF EXHIBIT 7

TREATMENT OF GENERIC Rx PURCHASES

Types of Purchases	Is GCN listed in PRxO Catalogue	Is Purchased Through ABC	PMC Receives ***% Discount	PMC Pays the applicable PRxO Outsourcing Fee per 2(C) of Exhibit 1	PMC Receives PRxO Rebates	Is Included in applicable % of Total Generic Purchases Calculation (Paragraph 2B): Numerator[i] and Denominatorii
***	YES	YES	NO	YES	YES	Num Den	YES YES
***	N/A	NO	NO	NO	NO	Num Den	NO NO
***	N/A	NO	NO	NO	NO	Num Den	NO NO
***	YES	YES	YES	NO	NO	Num Den	YES YES
***	YES	YES	YES	NO	NO	Num Den	YES YES
***	N/A	NO	NO	NO	NO	Num Den	NO YES
***	N/A	NO	NO	NO	NO	Num Den	NO NO

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TABLE 1 OF EXHIBIT 7

TREATMENT OF GENERIC Rx PURCHASES

[i]	The Numerator establishes the purchases that count as PRxO purchases. YES means the purchase counts as PRxO for the *** calculation. NO means the purchase does not count as PRxO for the *** calculation.

ii	The Denominator establishes the purchases that count as Total Generic Purchases. YES means the purchase is included in the calculation of Total Generic Purchases. NO means the purchases is excluded in the calculation of Total Generic Purchases.

ii	Bulk Products mean Products purchased by Customer *** Products such as: ***.
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EXHIBIT C

Acct#	Region:	DC(s):

PRIME VENDOR AGREEMENT

This Prime Vendor Agreement (“Agreement”) is made as of November 1, 2011 (“Effective Date”) by AmerisourceBergen Drug Corporation, a Delaware corporation (“ABDC”) on the one hand, and the following on the other: (i) BGS Pharmacy Holding Company, Inc., (ii) BGS Pharmacy Partners, Inc. (“BGS”), (iii) Senior Care Consultant Group LLC, (iv) Care First Pharmacy, LLC (“Care First”), (v) Innovative Care Pharmacy, LLC, (vi) Spectrum Pharmacy Services LLC (“Spectrum”), and Quantum Pharmacy Alliance, Ltd. (“Quantum”). Collectively, all of the non-ABDC entities are referred to as “Customer” and individually as an “Account”).

A.            ABDC is a national distributor of pharmaceutical and other products, including prescription (“Rx”) and over-the-counter (“OTC”) pharmaceuticals, nutritional, health and beauty care (“HBC”) and home health care (“DME”) products (collectively, “Products”), and services (“Services”);

B.            Each Account owns and operates one or more Facilities (as defined in Section 3); and

C.            The parties agree to the following obligations to each other for an arrangement under which ABDC will provide Products and Services to each Account (“Program”).

D.            ABDC and Customer recognize that they are parties to existing Prime Vendor Agreements with various of the Accounts, including one dated March 1, 2007, as amended, with BGS; one dated September 1, 2007 with Spectrum; one dated January 1, 2009, as amended, with Care First, and one dated March 1, 2007 with Quantum (collectively, the “Prior PVAs”). Upon execution of this Agreement, all of Customer’s Prior PVAs, even if not specified herein, will automatically and concurrently terminate, with all future terms and conditions controlled by this Agreement, provided that Customer will continue to be liable for any outstanding payments, late fees or account receivables under the Prior PVAs to the extent they remain outstanding as of the Effective Date.

E.            Concurrent with the execution of this Agreement, DW Healthcare Partners II, LP is executing a Continuing Guaranty and Surety Agreement (the “Guaranty”) in favor of ABDC with respect to Customer.

1.	PRICING AND PAYMENT TERMS

ABDC will be the Primary Vendor of all requirements of each Account’s Facilities for Products. Each Account will pay, within terms, Product costs and Program fees pursuant to payment terms in Exhibit “1” (“Pricing/Payment Terms”). “Primary Vendor” means each Account purchases from ABDC no less than [REDACTED] of its branded Rx purchases and no less than [REDACTED] of its generic Rx purchases, as verified [REDACTED], and meets minimum periodic purchase levels [REDACTED]. Orders for Products, including controlled substances, will be electronically transmitted (CSOS for Schedule IIs) and will describe Products that ABDC will provide to the Account, the quantity and designated delivery location.

2.	GENERICS PROGRAM PARTICIPATION

(A) Customer must participate in ABDC’s “PRxO® Generics” preferred generic formulary program pursuant to requirements as amended from time to time by ABDC. Customer authorizes ABDC as its sole agent to develop and implement a generic Rx Product list for the Term. Each [REDACTED] Customer will purchase from ABDC [REDACTED].

(B) ACAP. Customer agrees that all of its locations may participate in ABDC’s auto-substitution feature (“ACAP”) pursuant to which purchases will [REDACTED].

BGS - Spectrum PVA - National - Alt (November 2011)
1

3.	CUSTOMER LOCATIONS & DELIVERIES

ABDC will deliver Products to each Facility (other than the Spectrum Account) five days a week (Monday - Friday), once a day except holidays and warehouse physical inventory days, except holidays and warehouse physical inventory days. In addition, ABDC will deliver Products to Spectrum’s Facilities [REDACTED] days a week [REDACTED], [REDACTED] a day. Customer will also be entitled to [REDACTED] additional deliveries (collectively, not per Account) per month at [REDACTED]. Service to Facilities outside ABSC’s normal service area (which does not include Alaska, Hawaii or U.S, territories) may be subject to a delivery surcharge.

“Facility” means each of Account’s pharmacies, together with any other pharmacies Account acquires, is affiliated with or operates during the Term in the United States. Newly acquired pharmacies with existing agreements with other distributors will become Facilities under this Agreement upon the earlier of expiration of such existing agreement or the date Account may terminate such agreement, with or without cause, without breaching it or paying a material termination penalty.

4.	RETURNED GOODS POLICY

In returning Product to ABDC, each Account will comply with ABDC’s standard policy (“Returned Goods Policy”), as amended from time to time by ABDC. If an Account returns more than [REDACTED]% of its Rx Net Purchases or [REDACTED]% of its non-Rx Net Purchases in any month, ABDC may assess such Account an additional restocking fee, adjust its Price of Goods, or both. Each Account may only return Product purchased from ABDC and for which Account provides the invoice number and purchase date. ABDC may reject returns that do not have an invoice number or purchase date or that exceed in amount either ( [REDACTED]% return limit or the amount on the referenced invoice. ABDC may refuse all future returns from an Account if such Account submits any counterfeit Product for return,

5.	ADDITIONAL SERVICES & PROVISIONS,

Services are listed in Exhibit “2”. Terms, conditions and other provisions are set forth in Exhibit “3” (“Provisions”). ABDC may, from time to time, develop policies and procedures related to new or existing Services offered to customers, on an interim or as-needed basis. If ABDC develops such policies or procedures or changes current ones, ABDC will notify Customer in writing at least 30 days before such changes are effective.

6.	TERM OF AGREEMENT

Subject to Provisions Paragraph 5, the term will be from the Effective Date until October 31, 2016 (“Term”), Thereafter, the Term will extend on a month-to-month basis until either party gives 90 days’ prior written notice to the other of its intention to have this Agreement terminate.

7.	RECORDS

To the extent required by 42 U.S.C. §1395x(v)(1), until four years after the Term, upon written request ABDC will make available to the U.S. Department of Health & Human Services Secretary, the Comptroller General, or their authorized representatives, a copy of this Agreement and all records required to certify the nature and extent of pricing for Products and Services from ABDC under this Agreement. ABDC will ensure, to the extent it carries out its duties through a subcontract with a value or cost of $10,000 or more in a 12 month period with a related organization, such subcontract will contain similar provisions. Notwithstanding the foregoing, ABDC has no duty to make public attorney-client privileged documents.

BGS - Spectrum PVA - National - Alt (November 2011)
2

8.            NOTICES

Notices must be in writing and sent certified mail, prepaid, return receipt requested, or sent by facsimile to the address or facsimile number below. Parties may change this information by written notice to the other party. Pursuant to the Telephone Consumer Protection Act of 1991, 47 U.S.C. §227. Customer consents to receiving notices, including product updates, recalls, new product launches and programs, advertisements and other marketing materials by telephone facsimile (“fax”) machine from ABDC, its affiliates and their related companies, to its fax numbers.

To Customer:	BGS Pharmacy Partners, Inc. (on behalf of all Accounts)
3500 William D. Tate Ave., Suite 200
Grapevine, Texas 76051
Attn: Brad Lanham
Fax: (817)251-8139

To ABDC:	AmerisourceBergen Drug Corporation
1300 Morris Drive
Chesterbrook, PA 19087
Attn: Vice President, Alternate Care
Fax: 817-859-3862

with a copy to:	AmerisourceBergen Corporation
1300 Morris Drive
Chesterbrook, Pennsylvania 19087-5594
Attn: General Counsel
Fax: (610) 727-3612

9.	JOINT AND SEVERAL LIABILITY

In addition to the Guaranty, each Account agrees that it is jointly and severally liable with the other Accounts, to ABDC, and that the obligations of each Account are Independent of the obligations of any other Account. Each Account hereby irrevocably and unconditionally guarantees to ABDC, and becomes surety for, the full and prompt payment and performance of all payments due to ABDC from all other Accounts until final and indefeasible payment thereof has been made, in each case when and as the same shall become due and pay able; it being the intent of each Account that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

10.	TERMINATION FEE

Customer acknowledges that its Price of Goods and other terms are based on length of the Agreement. In the event Customer or any Account terminates this Agreement before the expiration of its Term under any circumstances, or in the event of breach by Customer or any Account resulting in termination by ABDC, Customer agrees to pay the amount of Three Hundred Forty Thousand dollars to ABDC as a termination fee and not as a penalty. Such amount will be in addition to any other amounts, lost profits, or other damages, that may be owed to ABDC. This section does not operate to grant Customer any right to terminate this Agreement other than as is set forth elsewhere in this Agreement.

11.	EXHIBITS

These exhibits are incorporated by this reference.

1	Pricing/Payment Terms
2	Value-Added Services
3	Provisions

BGS - Spectrum PVA - National - Alt (November 2011)
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WITNESS WHEREOF, the parties have had a duly authorized officer, partner or principal execute this Prime Vendor Agreement as of its Effective Date.

BGS Pharmacy Holding Company, Inc.		AmerisourceBergen Drug Corporation

By:	/s/ Brad Lanham	By:	/s/ Dan Register
Name:	Brad Lanham	Name:	Dan Register
Title:	PRES/CEO	Title:	Vice President, National Accounts

BGS Pharmacy Partners, Inc

By:	/s/ Brad Lanham
Name:	Brad Lanham
Title:	PRES/CEO

Senior Care Consultant Group L.L.C.

By:	/s/ Brad Lanham
Name:	Brad Lanham
Title:	PRES/CEO

Care First Pharmacy, LLC

By:	/s/ Brad Lanham
Name:	Brad Lanham
Title:	PRES/CEO

Spectrum Pharmacy Services LLC

By:	/s/ Brad Lanham
Name:	Brad Lanham
Title:	PRES/CEO

Innovative Care Pharmacy, LLC

By:	/s/ Brad Lanham
Name:	Brad Lanham
Title:	PRES/CEO

Quantum Pharmacy Alliance, Ltd.

By:	/s/ Brad Lanham
Name:	Brad Lanham
Title:	PRES/CEO

BGS - Spectrum PVA - National - Alt (November 2011)

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EXHIBIT 1 TO
PRIME VENDOR AGREEMENT
PRICING / PAYMENT TERMS

REDACTED PURSUANT TO EX. 3, PARAGRAPH 4

BGS - Spectrum PVA - National - Alt (November 2011)

CONFIDENTIAL
Customer will delete this Exhibit “1” (or request confidential treatment)
if it discloses this Agreement tor any reason, including in my SEC tiling.

5

REDACTED

BGS - Spectrum PVA - National - Alt (November 2011)

CONFIDENTIAL
Customer will delete this Exhibit “1” (or request confidential treatment)
if it discloses this Agreement tor any reason, including in my SEC tiling.
6

REDACTED

BGS - Spectrum PVA - National - Alt (November 2011)

CONFIDENTIAL
Customer will delete this Exhibit “1” (or request confidential treatment)
if it discloses this Agreement tor any reason, including in my SEC tiling.
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EXHIBIT 2 TO
PRIME VENDOR AGREEMENT
ADDITIONAL VALUE-ADDED SERVICES

REDACTED

BGS - Spectrum PVA - National - Alt (November 2011)
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EXHIBIT 3 TO
PRIME VENDOR AGREEMENT
PROVISIONS

1. DUTIES OF ABDC

1.1            Orders, Orders may be subject to minimum order size requirement. Other than supplier back-ordered Products, ABDC will make reasonable efforts to deliver orders placed by ABDC’s normal order cut-off time by the next delivery day. Hawaii, Alaska, U.S. territories and foreign deliveries may be subject to a delivery surcharge.

1.2            Emergency Orders, ABDC will use commercially reasonable efforts to meet a requested delivery time for emergency orders, which may be subject to an additional charge. If ABDC cannot do so, Account may fill emergency orders outside the Program on such occasions using another provider notwithstanding minimum purchase commitments in this Agreement.

1.3            Records. Audits, ABDC will maintain records of transactions for one year during the Term or after. Customer’s employees may audit such records only pursuant to ABDC’s audit policies, as modified from time to time. Such audits may be conducted only during ordinary business hours and upon reasonable notice and may only cover 90 days prior to the request or any shorter period set by a supplier for chargeback audits. No audit may cover any period previously audited. All costs will be borne by Customer, including costs to produce records. If an audit shows net overcharges or undercharges and ABDC agrees with such findings, ABDC will credit or charge Customer within 30 days of receipt of written notice of the net overcharge (or. if later, within 30 days of receiving an applicable supplier’s credit) or undercharge.

2. DUTIES OF CUSTOMER

2.1            Primary Vendor Orders. For Products required by Facilities, Customer will submit an electronic order for all Products. If allowed, non-electronic orders may be subject to additional charges.

2.2            Disclosure, Customer will comply with all laws, including reporting or reflecting discounts, rebates and other price reductions pursuant lo A2 U.S.C. §1320a-7b(b)(3)(A) on cost reports or claims submitted to federal or state healthcare programs, retaining Invoices and related pricing documentation and making them available on request to healthcare program representatives.

2.3            Notice of Changes. Each Account will promptly notify ABDC of changes in ownership, name, business form (e.g., sole proprietorship, partnership or corporation) or state of incorporation or formation, or any intent to sell, close, move or modify its operations.

2.4            No Set-Off, Each Account’s obligation to pay for Products will be absolute, unconditional and not subject to reduction, set-off, counterclaim or delay.

2.5            Billing Statements. Billing disputes must be brought promptly to attention of ABDC’s accounts receivable department or Customer will be deemed to accept the accuracy of statements and waive its right to dispute any amounts 12 months after receipt of the first statement containing the disputed amount.

2.6            Late Payment. All payments must be received in ABDC’s account during normal business hours on the date due. Drivers and other ABDC employees cannot accept cash. Price pf Goods reflects a prompt payment discount. If payment is not received by the due date, ABDC will Invoice Customer such unearned discount by recalculating Price of Goods based on Cost [REDACTED] (or, if greater [REDACTED] more than the invoiced Price of Goods) effective as of the due date. ABDC also may withhold any payments to Customer and will assess a per-day late payment fee of the lower of [REDACTED] or the maximum rate permitted by law on the outstanding balance until paid, beginning on the first business day after such due date. [REDACTED]. Such rights are in addition to ABDC’s other remedies and will not relieve Customer of its obligation to pay promptly.

2.7            Title And Risk Of Loss. All goods are F.O.B. Account’s location, with freight prepaid for normal delivery. Expedited delivery is extra. Title and risk of loss pass upon delivery to Customer.

2.8            Extension Of Credit. Payment terms are an extension of credit based upon an evaluation of each Account’s financial condition upon commencement of this Agreement as reflected in written information from such Account. Each Account will abide by ABDC’s standard credit terms as amended from time to time by ABDC. Each Account will promptly notify ABDC in writing of any Claim that, with an unfavorable result, would have a material adverse effect on such Account’s financial condition or operation. Upon request, Account will furnish ABDC financial statements and other evidence of its financial condition necessary to establish, in ABDC’s opinion, Account’s ability to perform its obligations. If ABDC reasonably believes Account’s ability to make payments is impaired or its financial condition has materially deteriorated, ABDC may from time to time amend Account’s payment terms, require past due amounts to be paid and/or require posting of adequate security or such other documents as ABDC may require. Pending receipt of requested Items, ABDC may withhold delivery of Products and providing Services; place all Accounts on a C.O.D. basis if ABDC has not received payment when due after giving notice by 10.00 a.m. and giving Account until 2:00 p.m. the same day for ABDC to receive payment; and/or require Account to pay part or all of any past due amount as a condition to continued service.

3. NO WARRANTIES

Customer acknowledges that ABDC is not the manufacturer of any Products and ABDC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR PRODUCTS AND SERVICES. No oral or written information provided by ABDC, its employees or other representatives will create any such warranty. In no event will ABDC be liable for any special, incidental or consequential damages in connection with or related to Products, hardware, Software, including ordering software, or Services.

4. CONFIDENTIALITY

Each party and its employees or representatives ("Receiving Party") will protect all proprietary and confidential information ("Confidential Information") disclosed by the other ("Disclosing Party") and not use or disclose it except in connection with the Program or as otherwise agreed, Confidential Information does not include Information (I) available on a non-confidential basis, (ii) known or able to be formulated by Receiving Party, or (iii) required to be disclosed by law. Pricing and payment terms are confidential and may not be shared with any third party. Customer will remove Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in a Securities and Exchange Commission filing.

5. TERMINATION OF AGREEMENT

5.1            Intentionally Deleted.

5-2            Default, In addition to other available remedies, any party may immediately terminate this Agreement for cause upon written notice to the other parties upon:

(a) Another party’s (i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver or custodian of Its assets appointed unless proceedings and the person appointed are dismissed within 30 days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or falling generally to pay Its debts as they become due within the meaning of Bankruptcy Section 303(h)(1) (11 U.S.C. §303(h)(1)), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due) (collectively, "Bankruptcy");

(b) Another party's failure to pay any amount due and such failure continues five days after written notice;

(c) Customer's failure to complete satisfy all payment obligations under the Prior PVA's, in which case ABDC may immediate terminate this Agreement and/or increase the Price of Goods, in addition to any other remedies that may be available;
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(d) Another party’s failure to perform any other materiel obligation of this Agreement or any other agreement now or hereafter entered into between the parties, including the Guaranty, end such failure continues for 30 days after it receives notice of such breach from the non-breaching party; provided, however, if the other party has commenced to cure such breach within such 30 days, but such cure is not completed within such 30 days, it will have a reasonable lime to complete its cure if it diligently pursues the cure until completion; and further provided that if such breach occurs more than three times during any 12.month period, the non-breaching party may terminate this Agreement upon 30 days’ written notice. “For cause” does not include Customer’s receiving a more favorable offer from an ABDC competitor.

5.3            Change in Control. ABDC may terminate this Agreement upon the sale or transfer of the business of Customer or an Account, in whole or in part, or a change in control in an Account. As used in this Agreement, “change in control” means, if applicable, sale or other transfer of 25% or more of (i) an Account’s assets, or (ii) the voting equity or other voting interest in an Account.

5.4            Survival Upon Termination. Within five days of expiration or earlier termination of this Agreement for any reason, all amounts owed by Customer [REDACTED] and Customer will (i) pay ABDC any amount owed and (ii) return to ABDC all hardware, Software and other equipment, including ordering devices and totes, or pay to ABDC the replacement cost of any such items not returned. Obligations in Provisions Paragraphs 4, 5.2, 6 and 9 and any provision the context of which shows the parties intended it to survive will remain in effect after the Term,

6. INDEMNIFICATION

Each party (“Indemnifying Party”) will indemnify and defend the other, its employees and representatives (“Indemnified Party”) against all claims and damages (including expenses and attorneys’ fees) (“Claim”) to the extent arising out of Indemnifying Party’s obligations under this Agreement. Failure to give prompt written notice of a Claim will not relieve Indemnifying Party of liability except to the extent caused by such failure. Indemnifying Party will defend a Claim with counsel reasonably satisfactory to Indemnified Party and Indemnified Party will cooperate fully in such defense.

7. CUSTOMER’S INSURANCE

Each Account will maintain sufficient Insurance to cover all unpaid inventory in its possession, naming ABDC on such policies as an additional insured, and will maintain professional liability insurance with limits of no less than [REDACTED] per incident and [REDACTED] aggregate. ABDC may reasonably increase such limits from time to time.

8. SOFTWARE LICENSE

8-1            License. ABDC grants Customer a non-exclusive, nontransferable and revocable license to use software and related documentation ABDC provides for use In the Program (“Software”). Customer may not make, or allow others to make, copies except one backup copy. Customer must include all proprietary notices in permitted copies, Customer may not modify Software or create derivative works and may not translate, reverse engineer, disassemble or decompile Software.

8-2            Limited Warranty. ABDC warrants that, for 90 days from the Effective Date, (i) Software will perform substantially in accordance with its documentation if operated as directed and (ii) hardware provided by ABDC and media on which Software is provided will be free from defects under normal use. ABDC DISCLAIMS ALL OTHER WARRANTIES. EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR HARDWARE AND SOFTWARE, AND ACCURACY OF ANY DATA. ALL DATA IS PROVIDED “AS IS.” DUE TO THE NATURE OF SOFTWARE, HARDWARE AND DATA, ERRORS AND INTERRUPTIONS MAY OCCUR AND CUSTOMER HAS ALL RISKS FOR QUALITY AND PERFORMANCE. No oral or written information provided by ABDC, its employees or other representatives will create any warranty.

8.3            Remedy. ABDC’s liability and Customer’s exclusive remedy for breach of warranties in Paragraph 8.2 will be at ABDC’s option, to (i) repair or replace Software or hardware so it performs substantially in accordance with its documentation; (ii) advise Customer how to achieve substantially the same functionality using different procedures, or (iii) replace defective media returned within 90 days of the Effective Date. Such replacement will not extend such 90-day period,

9. MISCELLANEOUS

9.1            Force Majeure. If ABDC’s performance is prevented, delayed or otherwise affected by any cause beyond its control, including labor disputes, fire, terrorism, acts of God, unavailability of Product, transportation, materials or fuel, delays by suppliers, loss of facilities or internet, telecommunication or electrical systems, voluntary foregoing a right in order to comply with or accommodate government orders or requests, compliance with any law or otherwise (“Force Majeure”), ABDC may reduce or eliminate Products without liability or obligation during the Force Majeure period. In addition, if Force Majeure affects ABDC’s cost of operations, ABDC may, at its discretion, add all increased costs, including taxes, to Product and other prices so long as Force Majeure affects such costs.

9.2            Security Interest. To secure each Account’s existing and future liabilities to ABDC, in addition to any security interest provided previously or later by an Account to ABDC, each Account now grants to ABDC a security interest in such Account’s Inventory, related Accounts and Proceeds and products thereto and thereof, now owned or hereafter acquired or arising. All capitalized terms used herein and not defined have the meaning in the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located (“UCC”). ABDC may do such things as are necessary to achieve the purposes of this Paragraph.

9.3            Assignment. This Agreement inures to the benefit of and is binding upon the heirs, successors and assigns of each party; provided, however that Customer may only assign its rights or delegate its duties under this Agreement, including by merger, change of control, asset sate, operation of law or otherwise, with ABDC’s written consent, Customer consents to ABDC’s assigning part or all of its obligations to any affiliate and to assigning or granting a security interest in this Agreement in connection with any financing or securitization by ABDC or any affiliate.

9.4            EEO Requirements. ABDC warrants It does not and will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, religion, gender, sexual preference, veteran status, handicap or as otherwise prohibited by law and will meet affirmative action obligations as are imposed by law.

9.5            Miscellaneous. The successful party in any legal action, including in a Bankruptcy proceeding, may recover all costs, including reasonable attorneys’ fees. Pennsylvania law will govern this Agreement without reference to conflict of laws provisions. Any waiver or delay in enforcing this Agreement will not deprive a party of the right to act at another time or due to another breach. All provisions are severable. This Agreement supersedes prior oral or written agreements by the parties that relate to its subject matter other than the security interest, which is in addition to and not in lieu of any security interest created in other agreements. Captions are intended for convenience of reference only. The parties may not modify this Agreement other than by a subsequent writing signed by each party. This Agreement will be interpreted as if written jointly by the parties. The parties are Independent contractors.

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